SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 33-23444) UNDER
THE SECURITIES ACT OF 1933	[X]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 79	[X]
and

REGISTRATION STATEMENT (NO. 811-05628) UNDER THE INVESTMENT COMPANY ACT
OF 1940
AMENDMENT NO. 81	[X]

Vanguard Malvern Funds
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)
[X] on January 26, 2018, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-
effective amendment.

Vanguard U.S. Value Fund
Prospectus

January 26, 2018

Investor Shares
Vanguard U.S. Value Fund Investor Shares (VUVLX)

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 2017.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	23
More on the Fund	7	Purchasing Shares	23
The Fund and Vanguard	14	Redeeming Shares	26
Investment Advisor	15	Exchanging Shares	30
Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	30
Share Price	19	Other Rules You Should Know	33
Financial Highlights	21	Fund and Account Updates	37
		Employer-Sponsored Plans	38
		Contacting Vanguard	39
		Additional Information	40
		Glossary of Investment Terms	41

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.23%

1

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all of its assets in U.S. common stocks, with a focus on value stocks—those that are generally out of favor with investors and that typically (but not always) have lower-than-average price/earnings (P/E) ratios. The advisor selects stocks of primarily large and mid-size companies by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. This volatility is due to several factors, including less certain growth and dividend-yield prospects.

• Asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks as compared with other mutual funds. The Fund tends to invest a high percentage of assets in its ten largest holdings. As a result, the volatility experienced by the Fund may be greater than the overall volatility of the stock market.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard U.S. Value Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.47% (quarter ended September 30, 2009), and the lowest return for a quarter was –21.98% (quarter ended December 31, 2008).

4

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard U.S. Value Fund Investor Shares
Return Before Taxes	12.97%	14.71%	7.65%
Return After Taxes on Distributions	10.66	13.54	6.90
Return After Taxes on Distributions and Sale of Fund Shares	8.68	11.66	6.08
Russell 3000 Value Index
(reflects no deduction for fees, expenses, or taxes)	13.19%	13.95%	7.19%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

James P. Stetler, Senior Portfolio Manager at Vanguard. He has managed the Fund since 2008 (co-managed since 2012).

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He has co-managed the Fund since 2016.

5

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard U.S. Value Fund’s expense ratio would be 0.23%, or
$2.30 per $1,000 of average net assets. The average expense ratio for multi-cap value funds in 2016 was 1.10%, or $11.00 per $1,000 of average net assets
(derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

7

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. common stocks. The Fund‘s policy of investing at least 80% of its assets in U.S. common stocks may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of large and mid-size companies that offer favorable prospects for growth of earnings and reasonable valuations relative to their industry peers, but whose prices do not reflect these prospects.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

8

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. This volatility is due to several factors, including less certain growth and dividend-yield prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of September 30, 2017, was $36.6 billion.

Security Selection

The Fund’s advisor employs an active investment management method, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. The advisor will sell a security when it is no longer as attractive as an alternative investment.

The Vanguard Group, Inc. (Vanguard), the Fund’s investment advisor, constructs a diversified portfolio of domestic value stocks based on its assessment of the relative return potential of the securities. The advisor selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the Fund’s benchmark, the Russell 3000 Value Index, while seeking to maintain a risk profile similar to that of the Index. This process was developed by a team of Vanguard researchers and is continually evolving. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented. A team of portfolio managers utilizes the resulting process to determine which securities to buy and sell in the portfolio.

9

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each style has periods when it outperforms the other.

Because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund is subject to asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks as compared with other mutual funds. As a result, the volatility experienced by the Fund may be greater than the overall volatility of the stock market.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

In addition to investing in undervalued common stocks, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest up to 15% of its net assets in illiquid securities.

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment,

10

measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund‘s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

The Fund may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

11

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

12

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

13

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Share Price. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

14

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of September 30, 2017, Vanguard served as advisor for approximately $3.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2017, the advisory expenses represented an effective annual rate of 0.07% of the Fund’s average net assets.

Although the Fund is managed solely by Vanguard, the Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide additional investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended March 31.

15

The managers primarily responsible for the day-to-day management of the Fund are:

James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, has managed investment portfolios since 2003, and has managed the Fund since 2008 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He oversees the quantitative research team and develops portfolio strategies for equity and alternative asset classes. He has been with Vanguard since 2007 and has co-managed the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

16

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

17

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

18

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

19

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

20

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2017 with a net asset value (share price) of
$17.25 per share. During the year, the Fund earned $0.437 per share from investment income (interest and dividends) and $2.606 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.663 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $19.63, reflecting earnings of $3.043 per share and distributions of $0.663 per share. This was an increase of $2.38 per share (from $17.25 at the beginning of the year to $19.63 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 17.87% for the year.

As of September 30, 2017, the Fund had approximately $1.7 billion in net assets.
For the year, its expense ratio was 0.23% ($2.30 per $1,000 of net assets), and its net investment income amounted to 2.36% of its average net assets. The
Fund sold and replaced securities valued at 95% of its net assets.

21

U.S. Value Fund
			Year Ended September 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.25	$16.48	$16.95	$14.41	$11.89
Investment Operations
Net Investment Income	.437[1]	.440	.355	.299	.304
Net Realized and Unrealized Gain (Loss)
on Investments	2.606	1.341	(.543)	2.531	2.506
Total from Investment Operations	3.043	1.781	(.188)	2.830	2.810
Distributions
Dividends from Net Investment Income	(.386)	(.358)	(.282)	(.290)	(.290)
Distributions from Realized Capital Gains	(.277)	(.653)	—	—	—
Total Distributions	(.663)	(1.011)	(.282)	(.290)	(.290)
Net Asset Value, End of Period	$19.63	$17.25	$16.48	$16.95	$14.41
Total Return[2]	17.87%	11.09%	–1.18%	19.89%	24.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,675	$1,374	$1,215	$1,117	$829
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.26%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.63%	2.10%	1.92%	2.26%
Portfolio Turnover Rate	95%	76%	66%	57%	75%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown.

22

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

23

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—124).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net

24

asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

25

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

26

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption

27

proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

28

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

29

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

30

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

31

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

32

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

33

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

34

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

35

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order;

36

(5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

37

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Value Fund twice a year, in May and November. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

38

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

39

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
U.S. Value Fund	6/29/2000	USValue	124	922020201

40

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time.

41

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Quantitative Process. An assessment of specific measurable factors, such as cost of capital; value of assets; and projections of sales, costs, earnings, and profits. The use of a quantitative process provides a systematic approach to investment decisions and portfolios.

Russell 3000 Value Index. An index that measures the performance of those Russell 3000 companies with lower price/book ratios and lower predicted growth rates.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

42

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
U.S. Value Fund, the following documents are	Participant Services
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
transactions, and/or account statements, please call:
strategies that significantly affected the Fund’s
performance during its last fiscal year.	Client Services Department
Telephone: 800-662-2739; Text telephone for people
Statement of Additional Information (SAI)
with hearing impairment: 800-749-7273
The SAI provides more detailed information about the
Fund and is incorporated by reference into (and thus	Information Provided by the Securities and
legally a part of) this prospectus.	Exchange Commission (SEC)
You can review and copy information about the Fund
To receive a free copy of the latest annual or semiannual	(including the SAI) at the SEC’s Public Reference Room in
report or the SAI, or to request additional information	Washington, DC. To find out more about this public
about the Fund or other Vanguard funds, please visit	service, call the SEC at 202-551-8090. Reports and other
vanguard.com or contact us as follows:	information about the Fund are also available in the
EDGAR database on the SEC’s website at www.sec.gov,
If you are an individual investor:
or you can receive copies of this information, for a fee, by
The Vanguard Group
electronic request at the following email address:
Investor Information Department
publicinfo@sec.gov, or by writing the Public Reference
P.O. Box 2600	Section, Securities and Exchange Commission,
Valley Forge, PA 19482-2600	Washington, DC 20549-1520.
Telephone: 800-662-7447; Text telephone for people
with hearing impairment: 800-749-7273	Fund’s Investment Company Act file number: 811-05628

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 124 012018

Vanguard Capital Value Fund
Prospectus

January 26, 2018

Investor Shares
Vanguard Capital Value Fund Investor Shares (VCVLX)

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 2017.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	21
More on the Fund	6	Purchasing Shares	21
The Fund and Vanguard	12	Redeeming Shares	24
Investment Advisor	13	Exchanging Shares	28
Dividends, Capital Gains, and Taxes	14	Frequent-Trading Limitations	28
Share Price	17	Other Rules You Should Know	30
Financial Highlights	19	Fund and Account Updates	35
		Employer-Sponsored Plans	36
		Contacting Vanguard	37
		Additional Information	38
		Glossary of Investment Terms	39

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.24%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.27%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a portfolio of stocks across the capitalization spectrum that are considered by the advisor to be undervalued. At the advisor’s discretion, the portfolio may, at times, be relatively concentrated. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that the advisor feels are below what the stocks are worth compared with potential earnings, asset values, and/or dividends. These stocks may or may not pay dividends.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Asset concentration risk, which is the chance that the Fund’s performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds. The Fund may concentrate a large portion of its assets in relatively few holdings within the universe of undervalued stocks. As a result, the volatility experienced by the Fund may be greater than the overall volatility of the stock market.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. This volatility is due to several factors, including less certain growth and dividend-yield prospects.

2

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Capital Value Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 39.14% (quarter ended June 30, 2009), and the lowest return for a quarter was –24.32% (quarter ended September 30, 2011).

3

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Capital Value Fund Investor Shares
Return Before Taxes	12.99%	11.51%	7.31%
Return After Taxes on Distributions	12.47	9.00	5.98
Return After Taxes on Distributions and Sale of Fund Shares	7.78	8.24	5.45
Russell 3000 Value Index
(reflects no deduction for fees, expenses, or taxes)	13.19%	13.95%	7.19%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

Wellington Management Company LLP (Wellington Management)

Portfolio Manager

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since 2009.

4

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Capital Value Fund’s expense ratio would be 0.27%, or $2.70 per $1,000 of average net assets. The average expense ratio for multi-
cap value funds in 2016 was 1.10%, or $11.00 per $1,000 of average net assets
(derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

6

Market Exposure

The Fund invests in companies across the capitalization spectrum that are considered by the advisor to be undervalued. Because it invests mainly in stocks, the Fund is subject to certain risks.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

The Fund is subject to asset concentration risk, which is the chance that the Fund’s performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds. The Fund may concentrate a large portion of its assets in relatively few holdings within the universe of undervalued stocks. As a result, the volatility experienced by the Fund may be greater than the overall volatility of the stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

7

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. This volatility is due to several factors, including less certain growth and dividend-yield prospects.

Security Selection

Wellington Management Company LLP (Wellington Management), relying on the depth and experience of its investment team and supporting global industry analysts, identifies and invests in stocks that it believes to be meaningfully undervalued by the market. The portfolio, in the aggregate, is market-oriented and total-return focused, and is invested in a broad range of stocks across the entire style and capitalization spectrum.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each style has periods when it outperforms the other.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

8

Other Investment Policies and Risks

In addition to investing in undervalued common stocks, the Fund may make other kinds of investments to achieve its objective.

The Fund typically invests a limited portion, up to 30%, of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest in money market instruments; fixed income securities; convertible securities; and other equity securities, such as preferred stocks. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund‘s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

9

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of

10

the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

11

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The increase in turnover rate for the fiscal year ended September 30, 2017, was the result of a change in the management structure of the Fund.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

12

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2017, Wellington Management had investment management authority with respect to approximately $1.1 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Dow Jones U.S. Total Stock Market Float Adjusted Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended September 30, 2017, the advisory fee represented an effective annual rate of 0.23% of the Fund’s average net assets before a performance-based decrease of 0.19%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing.

13

As the Fund’s sponsor and overall manager, The Vanguard Group, Inc. (Vanguard), may provide additional investment advisory services to the Fund, on an at cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended March 31.

The manager primarily responsible for the day-to-day management of the Fund is:

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1993, has been with Wellington Management since 1998, has managed investment portfolios since 2004, and has managed the Fund since 2009. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

14

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

15

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide your correct taxpayer identification number.

  Certify that the taxpayer identification number is correct.

  Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

16

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by the fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by the fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

17

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

18

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2017 with a net asset value (share price) of
$11.50 per share. During the year, the Fund earned $0.241 per share from investment income (interest and dividends) and $1.42 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.201 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $12.96, reflecting earnings of $1.661 per share and distributions of $0.201 per share. This was an increase of $1.46 per share (from $11.50 at the beginning of the year to $12.96 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 14.56% for the year.

As of September 30, 2017, the Fund had approximately $903 million in net assets. For the year, its expense ratio was 0.27% ($2.70 per $1,000 of net assets), and its net investment income amounted to 1.97% of its average net assets. The Fund sold and replaced securities valued at 41% of its net assets.

19

Capital Value Fund
			Year Ended September 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.50	$11.45	$15.32	$14.57	$10.58
Investment Operations
Net Investment Income	.241[1]	.180	.129[1]	.178[2]	.138
Net Realized and Unrealized Gain (Loss)
on Investments	1.420	1.060	(2.330)	2.055	4.051
Total from Investment Operations	1.661	1.240	(2.201)	2.233	4.189
Distributions
Dividends from Net Investment Income	(.201)	(.144)	(.175)	(.111)	(.199)
Distributions from Realized Capital Gains	—	(1.046)	(1.494)	(1.372)	—
Total Distributions	(.201)	(1.190)	(1.669)	(1.483)	(.199)
Net Asset Value, End of Period	$12.96	$11.50	$11.45	$15.32	$14.57
Total Return[3]	14.56%	11.36% –15.67%		16.50%	40.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$903	$933	$1,059	$1,784	$1,249
Ratio of Total Expenses to Average Net Assets[4]	0.27%	0.25%	0.50%	0.47%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.51%	0.93%	1.19%[2]	1.03%
Portfolio Turnover Rate	41%	134%	90%	90%	132%
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.18 and 0.12%, respectively, resulting from a special dividend from Vodafone Group plc in the form of cash and shares in Verizon
Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown.
4 Includes performance-based investment advisory fee increases (decreases) of (0.19%), (0.20%), 0.06%, 0.02%, and (0.05%).

20

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

21

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—328).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

22

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

23

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular

24

schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on

25

a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

26

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

27

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.

  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

28

  Redemptions of shares to pay fund or account fees.

  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.

  Purchases of shares by asset transfer or direct rollover.

  Conversions of shares from one share class to another in the same fund.

  Checkwriting redemptions.

  Section 529 college savings plans.

  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.

  Distributions, loans, and in-service withdrawals from a plan.

  Redemptions of shares as part of a plan termination or at the direction of the plan.

  Transactions executed through the Vanguard Managed Account Program.

  Redemptions of shares to pay fund or account fees.

  Share or asset transfers or rollovers.

  Reregistrations of shares.

  Conversions of shares from one share class to another in the same fund.

  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

29

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

30

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.

  Fund name and account number, if applicable.

  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.

  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).

  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

  Any supporting documentation that may be required.

31

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

32

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.*

  Accounts held through intermediaries.*

  Accounts held by institutional clients.

  Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

33

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

  Section 529 college savings plans.

  Please note that intermediaries, including Vanguard Brokerage Services, may charge separate fee.

  The following Vanguard fund accounts have alternative fee structures: SIMPLE

IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

34

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

35

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Capital Value Fund twice a year, in May and November. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.

  Reports from the advisor.

  Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

36

Contacting Vanguard Web Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

Client Services 800-662-2739

(Text telephone for people with hearing impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

Institutional Division 888-809-8102

Financial Advisor and Intermediary Sales Support 800-997-2798

For fund and service information For literature requests

For account information

For most account transactions

For information and services for participants in employer- sponsored plans

For information and services for large institutional investors

For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

37

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Capital Value Fund	12/17/2001	CapValue	328	922020409

CFA® is a registered trademark owned by CFA Institute.

38

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time.

39

Russell 3000 Value Index. An index that measures the performance of those Russell 3000 companies with lower price/book ratios and lower predicted growth rates.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

40

This page intentionally left blank.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
Capital Value Fund, the following documents are	Participant Services
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
transactions, and/or account statements, please call:
strategies that significantly affected the Fund’s
performance during its last fiscal year.	Client Services Department
Telephone: 800-662-2739; Text telephone for people
Statement of Additional Information (SAI)
with hearing impairment: 800-749-7273
The SAI provides more detailed information about the
Fund and is incorporated by reference into (and thus	Information Provided by the Securities and
legally a part of) this prospectus.	Exchange Commission (SEC)
You can review and copy information about the Fund
To receive a free copy of the latest annual or semiannual	(including the SAI) at the SEC’s Public Reference Room in
report or the SAI, or to request additional information	Washington, DC. To find out more about this public
about the Fund or other Vanguard funds, please visit	service, call the SEC at 202-551-8090. Reports and other
vanguard.com or contact us as follows:	information about the Fund are also available in the
EDGAR database on the SEC’s website at www.sec.gov,
If you are an individual investor:
or you can receive copies of this information, for a fee, by
The Vanguard Group
electronic request at the following email address:
Investor Information Department
publicinfo@sec.gov, or by writing the Public Reference
P.O. Box 2600	Section, Securities and Exchange Commission,
Valley Forge, PA 19482-2600	Washington, DC 20549-1520.
Telephone: 800-662-7447; Text telephone for people
with hearing impairment: 800-749-7273	Fund’s Investment Company Act file number: 811-05628

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 328 012018

Vanguard Short-Term Inflation-Protected Securities Index Fund
Prospectus

January 26, 2018

Investor Shares & Admiral™ Shares
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares (VTIPX)
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares (VTAPX)

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 2017.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	24
Investing in Index Funds	6	Purchasing Shares	24
More on the Fund	7	Converting Shares	27
The Fund and Vanguard	14	Redeeming Shares	29
Investment Advisor	15	Exchanging Shares	32
Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	33
Share Price	19	Other Rules You Should Know	35
Financial Highlights	21	Fund and Account Updates	39
		Employer-Sponsored Plans	41
		Contacting Vanguard	42
		Additional Information	43
		Glossary of Investment Terms	45

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.13%	0.05%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses	0.15%	0.06%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$15	$48	$85	$192
Admiral Shares	$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. The Index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years.

The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.

2

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be 5 years or less, interest rate risk is expected to be low for the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.78% (quarter ended March 31, 2016), and the lowest return for a quarter was –2.42% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2017
			Since
			Inception
			(Oct. 16,
	1 Year	5 Years	2012)
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares
Return Before Taxes	0.72%	0.03%	0.11%
Return After Taxes on Distributions	0.07	–0.21	–0.12
Return After Taxes on Distributions and Sale of Fund Shares	0.41	–0.09	–0.02
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares
Return Before Taxes	0.82%	0.12%	0.21%
Bloomberg Barclays U.S. TIPS 0-5 Year Index
(reflects no deduction for fees, expenses, or taxes)	0.88%	0.18%	0.21%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-

4

deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $10,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds.

They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

6

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund‘s Investor Shares and Admiral Shares. A separate prospectus offers the Fund‘s Institutional Shares, which are generally for investors who invest a minimum of $5 million. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Short-Term Inflation-Protected Securities Index
Fund’s expense ratios would be as follows: for Investor Shares, 0.15%, or $1.50 per $1,000 of average net assets; for Admiral Shares, 0.06%, or $0.60 per
$1,000 of average net assets. The average expense ratio for inflation-protected bond funds in 2016 was 0.74%, or $7.40 per $1,000 of average net assets
(derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

7

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in inflation-indexed securities that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

8

Market Exposure

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

The Fund is subject to income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.

Changes in interest rates can affect bond income as well as bond prices.

9

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be 5 years or less, interest rate risk is expected to be low for the Fund.

Plain Talk About Real Returns

Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%.
Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the credit quality of the Fund’s holdings is expected to be high, and consequently credit risk should be low for the Fund.

10

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the chance—in Vanguard’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

Plain Talk About Inflation-Indexed Securities and Taxes

Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a mutual fund holding an IIS pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the investment return of inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years. The Fund uses the replication method of indexing, meaning that it generally holds the same securities as its target index and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Bloomberg Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying

11

securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. The Fund may also purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

12

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an

13

investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with

14

administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of September 30, 2017, Vanguard served as advisor for approximately $3.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2017, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.

Under the terms of an SEC exemption, the Funds’ board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide additional investment advisory services to a Fund, on an at cost basis, at any time. In addition, as the Fund’s sponsor and overall manager, The Vanguard Group, Inc. (Vanguard) may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed

15

an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Funds may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended March 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in 2012. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. The Fund can declare and distribute income dividends quarterly in March, June, September, and December. The Fund may make a supplemental distribution at some other time during the year. However, the special tax treatment applicable to the Fund’s portfolio of inflation-indexed bonds increases the Fund’s risk of overdistributing income and paying a return of capital for a year. To minimize this overdistribution risk, the Fund may determine to pay distributions less frequently than quarterly in a year, and in some years, the Fund may not pay any income dividend. Capital gains distributions, if any, generally occur annually in December.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

16

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Plain Talk About Return of Capital

Return of capital is the portion of a distribution representing the return of your original investment in a fund. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the fund’s inflation-indexed bonds may experience a downward adjustment in their value. These downward adjustments can partially or entirely offset, or more than offset, the income earned on the bonds. Under certain circumstances, these downward adjustments could require the Fund to reclassify a portion of the income dividends previously distributed to shareholders as return of capital. To reduce the possibility of a reclassification, the Fund may determine to pay income dividends less frequently than quarterly in a year, and in some years, the Fund may not pay any income dividends.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

17

• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

18

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide your correct taxpayer identification number.

  Certify that the taxpayer identification number is correct.

  Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by

19

dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

20

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2017 with a net asset value (share price) of $24.83 per share. During the year, each Investor Share earned $0.312 from investment income (interest). There was a decline of $0.237 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.075 per share from investment operations.

Shareholders received $0.135 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $24.77, reflecting earnings of $0.075 per share and distributions of $0.135 per share. This was a decrease of $0.06 per share (from $24.83 at the beginning of the year to $24.77 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.31% for the year.

As of September 30, 2017, the Investor Shares had approximately $5.9 billion in net assets. For the year, the expense ratio was 0.15% ($1.50 per $1,000 of net assets), and the net investment income amounted to 1.26% of average net assets. The Fund sold and replaced securities valued at 27% of its net assets.

21

Short-Term Inflation-Protected Securities Index Fund
Investor Shares

		Year Ended September 30,			Oct. 16,
					2012[1] to
For a Share Outstanding					Sept. 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.83	$24.23	$24.74	$24.75	$25.00
Investment Operations
Net Investment Income	.312[2]	.080[2]	(.131)	.183	.015
Net Realized and Unrealized Gain (Loss)
on Investments	(.237)	.520	(.206)	(.189)	(.241)
Total from Investment Operations	.075	.600	(.337)	(.006)	(.226)
Distributions
Dividends from Net Investment Income	(.135)	—	(.173)	(.004)	(.024)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.135)	—	(.173)	(.004)	(.024)
Net Asset Value, End of Period	$24.77	$24.83	$24.23	$24.74	$24.75
Total Return[3]	0.31%	2.48%	–1.36%	–0.02%	–0.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,904	$5,088	$4,532	$4,517	$3,702
Ratio of Total Expenses to Average Net
Assets	0.15%	0.16%	0.17%	0.20%	0.20%[4]
Ratio of Net Investment Income to Average
Net Assets	1.26%	0.42%	(0.53%)	0.88%	0.01%[4]
Portfolio Turnover Rate[5]	27%	28%	26%	18%	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

22

Short-Term Inflation-Protected Securities Index Fund
Admiral Shares

		Year Ended September 30,			Oct. 16,
					2012[1] to
For a Share Outstanding					Sept. 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.88	$24.27	$24.77	$24.77	$25.00
Investment Operations
Net Investment Income	.338[2]	.149[2]	(.105)	.209	.025
Net Realized and Unrealized Gain (Loss)
on Investments	(.241)	.461	(.197)	(.195)	(.229)
Total from Investment Operations	.097	.610	(.302)	.014	(.204)
Distributions
Dividends from Net Investment Income	(.187)	—	(.198)	(.014)	(.026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.187)	—	(.198)	(.014)	(.026)
Net Asset Value, End of Period	$24.79	$24.88	$24.27	$24.77	$24.77
Total Return[3]	0.40%	2.51%	–1.22%	0.06%	–0.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,078	$3,373	$2,126	$1,518	$776
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%[4]
Ratio of Net Investment Income to Average
Net Assets	1.35%	0.51%	(0.44%)	0.98%	0.11%[4]
Portfolio Turnover Rate[5]	27%	28%	26%	18%	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

23

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

24

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

25

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

26

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

27

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to

28

request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

29

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of

30

the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

31

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

32

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.

  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

  Redemptions of shares to pay fund or account fees.

  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.

  Purchases of shares by asset transfer or direct rollover.

  Conversions of shares from one share class to another in the same fund.

  Checkwriting redemptions.

33

  Section 529 college savings plans.

  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.

  Distributions, loans, and in-service withdrawals from a plan.

  Redemptions of shares as part of a plan termination or at the direction of the plan.

  Transactions executed through the Vanguard Managed Account Program.

  Redemptions of shares to pay fund or account fees.

  Share or asset transfers or rollovers.

  Reregistrations of shares.

  Conversions of shares from one share class to another in the same fund.

  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients.

34

Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

35

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.

  Fund name and account number, if applicable.

  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.

  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).

  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

36

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

37

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.*

  Accounts held through intermediaries.*

  Accounts held by institutional clients.

  Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

  Section 529 college savings plans.

  Please note that intermediaries, including Vanguard Brokerage Services, may charge separate fee.

  The following Vanguard fund accounts have alternative fee structures: SIMPLE

IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

38

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

39

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Short-Term Inflation-Protected Securities Index Fund twice a year, in May and November. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.

  Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

40

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

41

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

42

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and The Vanguard Group
Employer-Sponsored Plan Participants)	P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Short-Term Inflation-Protected Securities
Index Fund
Investor Shares	10/16/2012	STIPSIxInv	1967	922020508
Admiral Shares	10/16/2012	STIPSIxAdm	567	922020706

CFA® is a registered trademark owned by CFA Institute.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. TIPS 0-5 Year Index (the Index or Bloomberg Barclays Index).

43

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Inflation-Protected Securities Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Inflation-Protected Securities Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Inflation-Protected Securities Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Inflation-Protected Securities Index Fund or the owners of the Short-Term Inflation-Protected Securities Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Inflation-Protected Securities Index Fund. Investors acquire the Short-Term Inflation-Protected Securities Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Inflation-Protected Securities Index Fund. The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Inflation-Protected Securities Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Inflation-Protected Securities Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Inflation-Protected Securities Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

44

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

45

Inflation-Indexed Securities. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments—unlike those of conventional bonds—are adjusted over time to reflect inflation.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

46

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

47

This page intentionally left blank.

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Short-Term Inflation-Protected Securities Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan:

The Vanguard Group Participant Services P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05628

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 1967 012018

Vanguard Short-Term Inflation-Protected Securities Index Fund
Prospectus

January 26, 2018

Institutional Shares
Vanguard Short-Term Inflation-Protected Securities Index Fund Institutional Shares
(VTSPX)

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 2017.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	22
Investing in Index Funds	5	Purchasing Shares	22
More on the Fund	6	Converting Shares	25
The Fund and Vanguard	14	Redeeming Shares	26
Investment Advisor	14	Exchanging Shares	30
Dividends, Capital Gains, and Taxes	15	Frequent-Trading Limitations	30
Share Price	18	Other Rules You Should Know	32
Financial Highlights	20	Fund and Account Updates	36
		Employer-Sponsored Plans	37
		Contacting Vanguard	38
		Additional Information	39
		Glossary of Investment Terms	41

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.03%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.04%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. The Index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years.

The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be 5 years or less, interest rate risk is expected to be low for the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Short-Term Inflation-Protected Securities Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.82% (quarter ended March 31, 2016), and the lowest return for a quarter was –2.38% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2017
			Since
			Inception
			(Oct. 17,
	1 Year	5 Years	2012)
Vanguard Short-Term Inflation-Protected Securities Index Fund
Institutional Shares
Return Before Taxes	0.83%	0.14%	0.24%
Return After Taxes on Distributions	0.17	–0.13	–0.03
Return After Taxes on Distributions and Sale of Fund Shares	0.47	–0.02	0.06
Bloomberg Barclays U.S. TIPS 0-5 Year Index
(reflects no deduction for fees, expenses, or taxes)	0.88%	0.18%	0.23%

3

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds.

They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

5

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund’s Investor Shares and Admiral™ Shares, which generally have investment minimums of $3,000 and $10,000, respectively. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Short-Term Inflation-Protected Securities Index Fund
Institutional Shares’ expense ratio would be 0.04%, or $0.40 per $1,000 of average net assets. The average expense ratio for inflation-protected bond funds in 2016 was 0.74%, or $7.40 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

6

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in inflation-indexed securities that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

7

Market Exposure

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

The Fund is subject to income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.

Changes in interest rates can affect bond income as well as bond prices.

8

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be 5 years or less, interest rate risk is expected to be low for the Fund.

Plain Talk About Real Returns

Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%.
Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the credit quality of the Fund’s holdings is expected to be high, and consequently credit risk should be low for the Fund.

9

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the chance—in Vanguard’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

Plain Talk About Inflation-Indexed Securities and Taxes

Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a mutual fund holding an IIS pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the investment return of inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years. The Fund uses the replication method of indexing, meaning that it generally holds the same securities as its target index and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Bloomberg Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying

10

securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. The Fund may also purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

11

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an

12

investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

13

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of September 30, 2017, Vanguard served as advisor for approximately $3.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2017, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.

Under the terms of an SEC exemption, the Funds’ board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide additional

14

investment advisory services to a Fund, on an at cost basis, at any time. In addition, as the Fund’s sponsor and overall manager, The Vanguard Group, Inc. (Vanguard) may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Funds may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended March 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in 2012. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. The Fund can declare and distribute income dividends quarterly in March, June, September, and December. The Fund may make a supplemental distribution at some other time during the year. However, the special tax treatment applicable to the Fund’s portfolio of inflation-indexed bonds increases the Fund’s risk of overdistributing income and paying a return of capital for a year. To minimize this overdistribution risk, the Fund may determine to pay distributions less frequently than quarterly in a year, and in some years, the Fund may not pay any income dividend. Capital gains distributions, if any, generally occur annually in December.

15

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Plain Talk About Return of Capital

Return of capital is the portion of a distribution representing the return of your original investment in a fund. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the fund’s inflation-indexed bonds may experience a downward adjustment in their value. These downward adjustments can partially or entirely offset, or more than offset, the income earned on the bonds. Under certain circumstances, these downward adjustments could require the Fund to reclassify a portion of the income dividends previously distributed to shareholders as return of capital. To reduce the possibility of a reclassification, the Fund may determine to pay income dividends less frequently than quarterly in a year, and in some years, the Fund may not pay any income dividends.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

16

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

17

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide your correct taxpayer identification number.

  Certify that the taxpayer identification number is correct.

  Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by

18

dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

19

Financial Highlights

The following financial highlights table is intended to help you understand the Institutional Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Institutional Shares began fiscal year 2017 with a net asset value (share price)
of $24.90 per share. During the year, each Institutional Share earned $0.333 from investment income (interest). There was a decline of $0.225 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.108 per share from investment operations.

Shareholders received $0.198 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $24.81, reflecting earnings of $0.108 per share and distributions of $0.198 per share. This was a decrease of $0.09 per share (from $24.90 at the beginning of the year to $24.81 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.44% for the year.

As of September 30, 2017, the Institutional Shares had approximately $7 billion in net assets. For the year, the expense ratio was 0.04% ($0.40 per $1,000 of net assets), and the net investment income amounted to 1.37% of average net assets. The Fund sold and replaced securities valued at 27% of its net assets.

20

Short-Term Inflation-Protected Securities Index Fund
Institutional Shares

		Year Ended September 30,			Oct. 17,
					2012[1] to
For a Share Outstanding Throughout Each					Sept. 30,
Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.90	$24.28	$24.78	$24.77	$24.99
Investment Operations
Net Investment Income	.333[2]	.139[2]	(.099)	.215	.026
Net Realized and Unrealized Gain (Loss)
on Investments	(.225)	.481	(.196)	(.189)	(.220)
Total from Investment Operations	.108	.620	(.295)	.026	(.194)
Distributions
Dividends from Net Investment Income	(.198)	—	(.205)	(.016)	(.026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.198)	—	(.205)	(.016)	(.026)
Net Asset Value, End of Period	$24.81	$24.90	$24.28	$24.78	$24.77
Total Return[3]	0.44%	2.55%	–1.19%	0.11%	–0.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,986	$5,500	$3,837	$2,706	$1,262
Ratio of Total Expenses to Average Net
Assets	0.04%	0.04%	0.05%	0.07%	0.07%[4]
Ratio of Net Investment Income to Average
Net Assets	1.37%	0.54%	(0.41%)	1.01%	0.14%[4]
Portfolio Turnover Rate[5]	27%	28%	26%	18%	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction fees that may have applied in the periods shown.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

21

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares

To open and maintain an account. $5 million. If you request Institutional Shares when you open a new account but the investment amount does not meet the account minimum for Institutional Shares, your investment will be placed in another share class of the Fund, as appropriate.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

22

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—1867).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

23

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

24

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

25

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular

26

schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on

27

a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

28

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

29

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

30

  Redemptions of shares to pay fund or account fees.

  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.

  Purchases of shares by asset transfer or direct rollover.

  Conversions of shares from one share class to another in the same fund.

  Checkwriting redemptions.

  Section 529 college savings plans.

  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.

  Distributions, loans, and in-service withdrawals from a plan.

  Redemptions of shares as part of a plan termination or at the direction of the plan.

  Transactions executed through the Vanguard Managed Account Program.

  Redemptions of shares to pay fund or account fees.

  Share or asset transfers or rollovers.

  Reregistrations of shares.

  Conversions of shares from one share class to another in the same fund.

  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

31

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically.

32

If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.

  Fund name and account number, if applicable.

  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.

  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).

  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

33

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

34

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

35

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Short-Term Inflation-Protected Securities Index Fund twice a year, in May and November. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

36

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

37

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

38

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and	The Vanguard Group
Employer-Sponsored Plan Participants)	P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Newspaper	Vanguard	CUSIP
	Inception Date Abbreviation	Fund Number	Number
Short-Term Inflation-Protected
Securities Index Fund
Institutional Shares	10/17/2012 STIPSIxIns	1867	922020607

CFA® is a registered trademark owned by CFA Institute.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. TIPS 0-5 Year Index (the Index or Bloomberg Barclays Index).

39

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Inflation-Protected Securities Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Inflation-Protected Securities Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Inflation-Protected Securities Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Inflation-Protected Securities Index Fund or the owners of the Short-Term Inflation-Protected Securities Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Inflation-Protected Securities Index Fund. Investors acquire the Short-Term Inflation-Protected Securities Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Inflation-Protected Securities Index Fund. The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Inflation-Protected Securities Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Inflation-Protected Securities Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Inflation-Protected Securities Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

40

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

41

Inflation-Indexed Securities. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments—unlike those of conventional bonds—are adjusted over time to reflect inflation.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

42

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

43

This page intentionally left blank.

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Short-Term Inflation-Protected Securities Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273

If you are a client of Vanguard’s Institutional Division:

The Vanguard Group

Institutional Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05628

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 1867 012018

Vanguard Short-Term Inflation-Protected Securities ETF
Prospectus

January 26, 2018

Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq
Vanguard Short-Term Inflation-Protected Securities Index Fund ETF Shares (VTIP)

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 2017.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	9
Investing in Vanguard ETF Shares	6	The Fund and Vanguard	17
Investing in Index Funds	8	Investment Advisor	18
		Dividends, Capital Gains, and Taxes	19
		Share Price and Market Price	21
		Additional Information	22
		Financial Highlights	23
		Glossary of Investment Terms	27

ETF Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.05%
12b-1 Distribution Fee		None
Other Expenses		0.01%
Total Annual Fund Operating Expenses		0.06%

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77

1

This example does not include the brokerage commissions that you may pay to buy and sell ETFShares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. The Index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years.

The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be 5 years or less, interest rate risk is expected to be low for the Fund.

2

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Short-Term Inflation-Protected Securities Index Fund ETF

Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.81% (quarter ended March 31, 2016), and the lowest return for a quarter was –2.41% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2017
			Since
			Inception
			(Oct. 12,
	1 Year	5 Years	2012)
Vanguard Short-Term Inflation-Protected Securities Index Fund
ETF Shares
Based on NAV
Return Before Taxes	0.82%	0.12%	0.21%
Return After Taxes on Distributions	0.16	–0.15	–0.06
Return After Taxes on Distributions and Sale of Fund Shares	0.46	–0.03	0.04
Based on Market Price
Return Before Taxes	0.80	0.11	0.23
Bloomberg Barclays U.S. TIPS 0-5 Year Index
(reflects no deduction for fees, expenses, or taxes)	0.88%	0.18%	0.21%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as

4

an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 25,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Short-Term Inflation-Protected Securities ETF, a class of shares issued by Vanguard Short-Term Inflation-Protected Securities Index Fund. In addition to ETF Shares, the Fund offers three conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of and demand for ETF Shares and on changes in the prices of the fund’s portfolio holdings.

The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

6

How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Fund are listed for trading on Nasdaq. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/ discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

7

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds.

They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

8

More on the Fund and ETF Shares

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund‘s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund‘s Investor Shares and AdmiralTM Shares, which generally have investment minimums of $3,000 and $10,000, respectively. In addition, another prospectus offers the Fund‘s Institutional Shares, which are generally for investors who invest a minimum of $5 million.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities) that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from a Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker.

9

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Short-Term Inflation-Protected Securities Index Fund
ETF Shares’ expense ratio would be 0.06%, or $0.60 per $1,000 of average net assets. The average expense ratio for inflation-protected bond funds in 2016 was
0.74%, or $7.40 per $1,000 of average net assets (derived from data provided by
Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund‘s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in inflation-indexed securities that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

10

Market Exposure

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

The Fund is subject to income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.

Changes in interest rates can affect bond income as well as bond prices.

11

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be 5 years or less, interest rate risk is expected to be low for the Fund.

Plain Talk About Real Returns

Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%.
Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the credit quality of the Fund’s holdings is expected to be high, and consequently credit risk should be low for the Fund.

12

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the chance—in Vanguard’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

Plain Talk About Inflation-Indexed Securities and Taxes

Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a mutual fund holding an IIS pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the investment return of inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years. The Fund uses the replication method of indexing, meaning that it generally holds the same securities as its target index and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Bloomberg Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying

13

securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. A Fund may also purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund‘s Statement of Additional Information for further information on redemptions of ETF Shares.

Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments

14

are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by authorized broker-dealers and only in large blocks known as Creation Units, which would cost millions of dollars to assemble. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

15

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund’s trading costs, lead to realization of capital gains by the fund, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash) or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

16

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

17

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of September 30, 2017, Vanguard served as advisor for approximately $3.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2017, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.

Under the terms of an SEC exemption, the Funds’ board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide additional investment advisory services to a Fund, on an at cost basis, at any time. In addition, as the Fund’s sponsor and overall manager, The Vanguard Group, Inc. (Vanguard) may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Funds may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended March 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in 2012. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

18

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. The Fund can declare and distribute income dividends quarterly in March, June, September, and December. The Fund may make a supplemental distribution at some other time during the year. However, the special tax treatment applicable to the Fund’s portfolio of inflation-indexed bonds increases the Fund’s risk of overdistributing income and paying a return of capital for a year. To minimize this overdistribution risk, the Fund may determine to pay distributions less frequently than quarterly in a year, and in some years, the Fund may not pay any income dividend. Capital gains distributions, if any, generally occur annually in December.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Plain Talk About Return of Capital

Return of capital is the portion of a distribution representing the return of your original investment in a fund. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the fund’s inflation-indexed bonds may experience a downward adjustment in their value. These downward adjustments can partially or entirely offset, or more than offset, the income earned on the bonds. Under certain circumstances, these downward adjustments could require the Fund to reclassify a portion of the income dividends previously distributed to shareholders as return of capital. To reduce the possibility of a reclassification, the Fund may determine to pay income dividends less frequently than quarterly in a year, and in some years, the Fund may not pay any income dividends.

19

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling your ETF Shares.

• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.

• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

20

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on ”net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF Shares or closed-end fund shares held by a fund are based on the market value of the shares.

21

A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.

Additional Information

		Vanguard	CUSIP
	Inception Date	Fund Number	Number
Short-Term Inflation-Protected Securities
Index Fund
ETF Shares	10/12/2012	3365	922020805

22

Financial Highlights

The following financial highlights table is intended to help you understand the ETF Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The ETF Shares began fiscal year 2017 with a net asset value (share price) of
$49.59 per share. During the year, each ETF Share earned $0.671 from investment income (interest). There was a decline of $0.477 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.194 per share from investment operations.

Shareholders received $0.374 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $49.41, reflecting earnings of $0.194 per share and distributions of $0.374 per share. This was a decrease of $0.18 per share (from $49.59 at the beginning of the year to $49.41 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.40% for the year.

As of September 30, 2017, the ETF Shares had approximately $3.9 billion in net assets. For the year, the expense ratio was 0.06% ($0.60 per $1,000 of net assets), and the net investment income amounted to 1.35% of average net assets. The Fund sold and replaced securities valued at 27% of its net assets.

23

Short-Term Inflation-Protected Securities Index Fund ETF Shares
					Oct. 12,
		Year Ended September 30,			2012[1] to
					Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$49.59	$48.36	$49.38	$49.36	$49.83
Investment Operations
Net Investment Income	.671[2]	.251[2]	(.210)	.414	.065
Net Realized and Unrealized Gain (Loss)
on Investments	(.477)	.979	(.415)	(.371)	(.483)
Total from Investment Operations	.194	1.230	(.625)	.043	(.418)
Distributions
Dividends from Net Investment Income	(.374)	—	(.395)	(.023)	(.052)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.374)	—	(.395)	(.023)	(.052)
Net Asset Value, End of Period	$49.41	$49.59	$48.36	$49.38	$49.36
Total Return	0.40%	2.54%	–1.26%	0.09%	–0.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,881	$2,478	$1,838	$1,336	$967
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average
Net Assets	1.35%	0.51%	(0.44%)	0.98%	0.11%[3]
Portfolio Turnover Rate[4]	27%	28%	26%	18%	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

24

CFA® is a registered trademark owned by CFA Institute.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. TIPS 0-5 Year Index (the Index or Bloomberg Barclays Index).

25

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Inflation-Protected Securities ETF and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Inflation-Protected Securities ETF. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Inflation-Protected Securities ETF. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Inflation-Protected Securities ETF or the owners of the Short-Term Inflation-Protected Securities ETF.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Inflation-Protected Securities ETF. Investors acquire the Short-Term Inflation-Protected Securities ETF from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Inflation-Protected Securities ETF. The Short-Term Inflation-Protected Securities ETF is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Inflation-Protected Securities ETF or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Inflation-Protected Securities ETF with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities ETF to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Inflation-Protected Securities ETF or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Inflation-Protected Securities ETF.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Inflation-Protected Securities ETF, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Inflation-Protected Securities ETF, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INFLATION-PROTECTED SECURITIES ETF.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

26

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

27

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Inflation-Indexed Securities. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments—unlike those of conventional bonds—are adjusted over time to reflect inflation.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

28

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Short-Term Inflation-Protected Securities ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund’s ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

The Vanguard Group Institutional Investor Information P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-05628

© 2018 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

P 3365 012018

Vanguard Institutional Bond Funds
Prospectus

January 26, 2018

Institutional Plus Shares
Vanguard Institutional Short-Term Bond Fund Institutional Plus Shares (VISTX)
Vanguard Institutional Intermediate-Term Bond Fund Institutional Plus Shares (VIITX)

This prospectus contains financial data for the Funds through the fiscal year ended September 30, 2017.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	28
Institutional Short-Term Bond Fund	1	Investing With Vanguard	31
Institutional Intermediate-Term Bond Fund	6	Frequent-Trading Limitations	31
More on the Funds	11	Additional Information	33
The Funds and Vanguard	23	Glossary of Investment Terms	35
Investment Advisor	24
Dividends, Capital Gains, and Taxes	25
Share Price	27

Vanguard Institutional Short-Term Bond Fund

Investment Objective

The Fund seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.02%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$2	$6	$11	$26

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of short-term high-quality fixed income securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody‘s Investors Service, Inc. (Moody’s), or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor.) The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests primarily in bonds that are considered high-quality.

• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

2

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust commenced operations on December 7, 2004. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different. The after-tax returns reflected in the following table include those of the predecessor trust prior to the commencement of the Fund’s operations. Unlike the Fund, the predecessor trust was not operated as a regulated investment company for U.S. federal income tax purposes, and thus was not required to make periodic distributions to its shareholders. If the predecessor trust had been operated as a regulated investment company, the after-tax returns for the periods prior to the Fund’s commencement of operations would have been different from the after-tax returns reflected in the table.

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Current shareholders can obtain updated performance information by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Institutional Short-Term Bond Fund Institutional Plus Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 2.77% (quarter ended June 30, 2009), and the lowest return for a quarter was –1.79% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Institutional Short-Term Bond Fund Institutional Plus Shares
Return Before Taxes	1.42%	1.14%	2.23%
Return After Taxes on Distributions	0.64	0.79	2.05
Return After Taxes on Distributions and Sale of Fund Shares	0.80	0.72	1.65
Bloomberg Barclays U.S. 1-3 Years Government/Credit
ex Baa Index
(reflects no deduction for fees, expenses, or taxes)	0.68%	0.73%	1.70%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Gregory S. Nassour, CFA, Principal of Vanguard. He has co-managed the Fund since its inception in 2015.

Brian W. Quigley, Portfolio Manager at Vanguard. He has co-managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

Shares of the Fund are available only to certain collective trusts and other accounts managed by Vanguard or its affiliates, as well as qualifying education savings plans.

The minimum investment amount required to open and maintain a Fund account for Institutional Plus Shares is $10 million. The minimum investment amount required to add to an existing Fund account is generally $1. Tax-advantaged education savings plans should contact Vanguard for special eligibility rules that may apply to them.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as a qualified employer-sponsored plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Institutional Intermediate-Term Bond Fund

Investment Objective

The Fund seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.02%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$2	$6	$11	$26

6

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 253% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of short- and intermediate-term high-quality fixed income securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody‘s Investors Service, Inc. (Moody’s), or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody‘s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor.) The Fund is expected to maintain a dollar-weighted average maturity of 3 to 10 years. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

• Prepayment risk, which is the chance that during periods of falling interest rates,

homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in

7

the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is moderate for the Fund.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests primarily in bonds that are considered high-quality.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust commenced operations on November 30, 1997. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different. The after-tax returns reflected in the following table include those of the predecessor trust prior to the commencement of the Fund’s operations. Unlike the Fund, the predecessor trust was not operated as a regulated investment company for U.S. federal income tax purposes, and thus was

8

not required to make periodic distributions to its shareholders. If the predecessor trust had been operated as a regulated investment company, the after-tax returns for the periods prior to the Fund’s commencement of operations would have been different from the after-tax returns reflected in the table.

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Current shareholders can obtain updated performance information by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Institutional Intermediate-Term Bond Fund Institutional Plus Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.38% (quarter ended September 30, 2009), and the lowest return for a quarter was –2.04% (quarter ended December 31, 2016).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Institutional Intermediate-Term Bond Fund Institutional Plus Shares
Return Before Taxes	2.00%	1.64%	3.37%
Return After Taxes on Distributions	1.11	1.12	3.11
Return After Taxes on Distributions and Sale of Fund Shares	1.13	1.03	2.54
Bloomberg Barclays U.S. Intermediate Aggregate
ex Baa Index
(reflects no deduction for fees, expenses, or taxes)	1.97%	1.55%	3.33%

9

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Gregory S. Nassour, CFA, Principal of Vanguard. He has co-managed the Fund since its inception in 2015.

Brian W. Quigley, Portfolio Manager at Vanguard. He has co-managed the Fund since its inception in 2015.

Gemma Wright-Casparius, Principal of Vanguard. She has co-managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

Shares of the Fund are available only to certain collective trusts and other accounts managed by Vanguard or its affiliates, as well as qualifying education savings plans.

The minimum investment amount required to open and maintain a Fund account for Institutional Plus Shares is $10 million. The minimum investment amount required to add to an existing Fund account is generally $1. Tax-advantaged education savings plans should contact Vanguard for special eligibility rules that may apply to them.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as a qualified employer-sponsored plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol   throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds‘ board of trustees, which oversees each Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund’s investment objective is not fundamental and may be changed without a shareholder vote. However, each Fund‘s 80% investment policy may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds and moderate for intermediate-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

11

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

12

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—
the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

Changes in interest rates can affect bond income as well as bond prices.

Each Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect a Fund‘s monthly income to fluctuate accordingly.

13

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be low for the Funds.

Plain Talk About Callable Bonds

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date.
When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

14

Each Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk should be low for the Institutional Short-Term Bond Fund and moderate for the Institutional Intermediate-Term Bond Fund.

Each Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk should be low for the Institutional Short-Term Bond Fund and moderate for the Institutional Intermediate-Term Bond Fund.

For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates.

Each Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Funds because they invest primarily in bonds that are considered high-quality.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the chance—in Vanguard’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

Each Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

15

Corporate bonds are traded among dealers and brokers that connect buyers with sellers. Liquidity in the corporate bond market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell.

To a limited extent, the Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by the Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting issuers.

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds;
the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds;
and mortgage holders issue “mortgage-backed” pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.

Security Selection

The types of financial instruments that may be purchased by each Fund are identified and explained as follows:

• Corporate debt obligations—usually called bonds—represent loans by an investor to a corporation.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

16

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

• Mortgage-backed securities represent partial ownership interest in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private or governmental issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal. To be announced (TBA) securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price, with settlement on a scheduled future date beyond the typical settlement period for most other securities.

• Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund’s investment objective and risk profile.

• Cash equivalent investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a fund to banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a fund may

17

experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to a fund and order that the securities be used to pay off the seller’s debts. The Funds’ advisor believes that these risks can be controlled through careful security selection and monitoring.

• Futures, options, and other derivatives are described in detail under Other Investment Policies and Risks.

• Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans—most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers’ prepayments.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

• Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages—the rights to receive principal and interest payments—are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond’s maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

Each Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

18

Other Investment Policies and Risks

In addition to investing in bonds and other fixed income securities, each Fund may make other kinds of investments to achieve its objective.

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Each Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of bonds. A Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Each Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Bloomberg Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). A Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust sensitivity to changes in interest rates.

• Adjust the overall credit risk of the portfolio or actively overweight or underweight credit risk to specific bond issuers.

• Hedge foreign interest rate exposure.

19

The Funds’ derivative investments may include fixed income futures contracts; fixed income options, including options on swaps; currency swaps; interest rate swaps; total return swaps; credit default swaps; or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives—
such as certain swap agreements—on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

Each Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, since the Fund is only available for limited purchase by certain institutional accounts for which Vanguard or its affiliates has discretionary authority, the Fund’s portfolio manager is typically aware of upcoming redemption requests. The Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions

20

and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because

21

frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for each Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. During the fiscal year ended September 30, 2016, the Institutional Short-Term Bond Fund and Institutional Intermediate-Term Bond Fund experienced higher portfolio turnover as a result of portfolio rebalancing and increased cash flows. Decreased cash flows into the Institutional Short-Term Bond Fund during the fiscal year ended September 30, 2017, resulted in lower portfolio turnover for the Fund.

22

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

23

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of September 30, 2017, Vanguard served as advisor for approximately $3.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2017, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.

Under the terms of an SEC exemption, the Funds‘ board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Funds‘ sponsor and overall manager, Vanguard may provide additional investment advisory services to a Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Funds may rely on the new SEC relief.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended March 31.

The managers primarily responsible for the day-to-day management of the Funds are:

Gregory S. Nassour, CFA, Principal of Vanguard. He has been with Vanguard since 1992, has worked in investment management since 1994, has managed investment portfolios since 2001, and has co-managed the Institutional Short-Term Bond and Institutional Intermediate-Term Bond Funds since their inception in 2015. Education: B.S., West Chester University; M.B.A., Saint Joseph’s University.

Brian W. Quigley, Portfolio Manager at Vanguard. He has been with Vanguard since 2003, has worked in investment management since 2005, has managed investment portfolios since January 2015, and has co-managed the Institutional Short-Term Bond and Institutional Intermediate-Term Bond Funds since their inception in 2015. Education: B.S., Lehigh University.

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 2005, has managed investment portfolios since 2008, has been with Vanguard since 2011, and has co-managed the Institutional Intermediate-Term

24

Bond Fund since its inception in 2015. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The City University of New York.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Each Fund’s income dividends generally are declared and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

This prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

Distributions from a Fund to tax-deferred or tax-advantaged plans are generally not taxable. If you are investing through such plans, the distribution is generally taxable as ordinary income. There are certain exceptions, such as distributions from a Roth 401(k) or education savings plan. Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

25

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will annually provide information regarding how much, if any, of your dividends may qualify for this exemption.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

26

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. The NAV per share of each Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value (such as foreign securities that trade on foreign markets that are open).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

27

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Institutional Short-Term Bond Fund as an example. The
Fund began fiscal year 2017 with a net asset value (share price) of $13.84 per share. During the year, the Fund earned $0.221 per share from investment income (interest). There was a decline of $0.071 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.150 per share from investment operations.

Shareholders received $0.240 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $13.75, reflecting earnings of $0.150 per share and distributions of $0.240 per share. This was a decrease of $0.09 per share (from $13.84 at the beginning of the year to $13.75 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.10% for the year.

As of September 30, 2017, the Fund had approximately $7.2 billion in net assets.
For the year, its expense ratio was 0.02% ($0.20 per $1,000 of net assets), and its net investment income amounted to 1.61% of its average net assets. The
Fund sold and replaced securities valued at 66% of its net assets.

28

Institutional Short-Term Bond Fund

			June 19,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$13.84	$13.79	$13.79
Investment Operations
Net Investment Income	.221[2]	.188	.047
Net Realized and Unrealized Gain (Loss)
on Investments	(.071)	.052	.001
Total from Investment Operations	.150	.240	.048
Distributions
Dividends from Net Investment Income	(.229)	(.187)	(.048)
Distributions from Realized Capital Gains	(.011)	(.003)	—
Total Distributions	(.240)	(.190)	(.048)
Net Asset Value, End of Period	$13.75	$13.84	$13.79
Total Return	1.10%	1.75%	0.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,233	$10,397	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	1.61%	1.37%	1.22%[3]
Portfolio Turnover Rate	66%	119%	28%
1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.

29

Institutional Intermediate-Term Bond Fund

			June 19,
	Year Ended
			2015[1] to
	September 30,
			Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$23.79	$23.46	$23.36
Investment Operations
Net Investment Income	.462[2]	.473	.126
Net Realized and Unrealized Gain (Loss)
on Investments	(.470)	.383	.101
Total from Investment Operations	(.008)	.856	.227
Distributions
Dividends from Net Investment Income	(.454)	(.473)	(.127)
Distributions from Realized Capital Gains	(.208)	(.053)	—
Total Distributions	(.662)	(.526)	(.127)
Net Asset Value, End of Period	$23.12	$23.79	$23.46
Total Return	0.01%	3.70%	0.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,106	$9,821	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	1.99%	2.02%	1.92%[3]
Portfolio Turnover Rate[4]	253%	251%	45%
1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Includes 111%, 67% and 12% attributable to mortgage-dollar-roll activity.

30

Investing With Vanguard

Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund have been established by Vanguard as investment vehicles for certain collective trusts and other accounts managed by Vanguard or its affiliates, as well as qualifying education savings plans. The Funds are not available to other investors. Vanguard reserves the right to change the availability of the Funds at any time without prior notice to shareholders.

The minimum investment amount required to open and maintain a Fund account for Institutional Plus Shares is $10 million. The minimum investment amount required to add to an existing Fund account is generally $1. Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account. Tax-advantaged education savings plans should contact Vanguard for special eligibility rules that may apply to them.

Transactions will be based on the next-determined NAV of a Fund’s Institutional Plus Shares after Vanguard receives the request in good order (or, in the case of new contributions, the next-determined NAV after Vanguard receives the purchase request). If the request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the investor will receive that day’s NAV and trade date. Transaction requests received after that time will receive a trade date of the first business day following the date of receipt. The trade date may vary, depending on the method of payment for the transaction.

If a redemption request is received in good order, Vanguard typically expects that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

31

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

32

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Portfolio Holdings

Please consult the Funds’ Statement of Additional Information for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.

Additional Information

			Vanguard
	Inception	Newspaper	Fund	CUSIP
	Date	Abbreviation	Number	Number
Institutional Short-Term Bond Fund	6/19/2015	VanInsShrtTBF	472	922020862
Institutional Intermediate-Term Bond Fund	6/19/2015	VanInsIntTBF	465	922020854

33

CFA® is a registered trademark owned by CFA Institute.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1-3 Years Government/Credit ex Baa Index and Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Bond Funds or the owners of the Institutional Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Bond Funds. Investors acquire the Institutional Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Bond Funds. The Institutional Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Bond Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

34

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Bloomberg Barclays U.S. 1-3 Years Government/Credit ex Baa Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate bonds, excluding issues rated Baa and below, all with maturities of 1 to 3 years.

Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index. An index that represents a portion of the investment-grade taxable U.S. bond market, including U.S. Treasury and agency obligations, as well as corporate, mortgage-backed, and asset-backed securities, excluding issues rated Baa and below, all with maturities of 1 to 10 years.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

35

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

36

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	The Funds do not have an Internet website.

If you would like more information about Vanguard
If you are a current Vanguard shareholder and would
Institutional Bond Funds, the following documents are
like information about your account, account
available free upon request:
transactions, and/or account statements, please call:

Annual/Semiannual Reports to Shareholders
Client Services Department
Additional information about the Funds’ investments
Telephone: 800-662-2739; Text telephone for people
is available in the Funds’ annual and semiannual
with hearing impairment: 800-749-7273
reports to shareholders. In the annual report, you

will find a discussion of the market conditions and	Information Provided by the Securities and

investment strategies that significantly affected	Exchange Commission (SEC)

the Funds’ performance during their last fiscal year.	You can review and copy information about the Funds

(including the SAI) at the SEC’s Public Reference Room
Statement of Additional Information (SAI)
in Washington, DC. To find out more about this public
The SAI provides more detailed information about the
service, call the SEC at 202-551-8090. Reports and
Funds and is incorporated by reference into (and thus
other information about the Funds are also available in
legally a part of) this prospectus.
the EDGAR database on the SEC’s website at

To receive a free copy of the latest annual or semiannual	www.sec.gov, or you can receive copies of this

report or the SAI, or to request additional information	information, for a fee, by electronic request at the

about the Funds or other Vanguard funds, please contact	following email address: publicinfo@sec.gov, or by

us as follows:	writing the Public Reference Section, Securities and

Exchange Commission, Washington, DC 20549-1520.
The Vanguard Group

Investor Information Department	Funds’ Investment Company Act file number: 811-05628

P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 472 012018

Vanguard Emerging Markets Bond Fund
Prospectus

January 26, 2018

Investor Shares & Admiral™ Shares
Vanguard Emerging Markets Bond Fund Investor Shares (VEMBX)
Vanguard Emerging Markets Bond Fund Admiral Shares (VEGBX)

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 2017.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	27
More on the Fund	9	Purchasing Shares	27
The Fund and Vanguard	19	Converting Shares	30
Investment Advisor	20	Redeeming Shares	32
Dividends, Capital Gains, and Taxes	21	Exchanging Shares	35
Share Price	23	Frequent-Trading Limitations	36
Financial Highlights	25	Other Rules You Should Know	38
		Fund and Account Updates	42
		Employer-Sponsored Plans	43
		Contacting Vanguard	44
		Additional Information	45
		Glossary of Investment Terms	46

Fund Summary

Investment Objective

The Fund seeks to provide total return while generating a moderate level of current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.17%	0.13%
12b-1 Distribution Fee	None	None
Other Expenses	0.43%	0.32%
Total Annual Fund Operating Expenses[1]	0.60%	0.45%

1 The expense information shown in the table for Admiral Shares reflects estimated amounts for the current fiscal year.

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$61	$192	$335	$750
Admiral Shares	$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund‘s portfolio turnover rate was 261% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in fixed income securities of various maturities, yields, and qualities. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities of issuers that are tied economically to emerging market countries. The Fund seeks to have a majority of its assets denominated in or hedged back to the U.S. dollar but has the ability to invest in local currency denominated bonds on an unhedged basis. Emerging market bonds include sovereign debt securities, which include fixed income securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, or other supranational agencies, as well as debt securities issued or guaranteed by foreign corporations and foreign financial institutions. Emerging market countries include countries whose economies or bond markets are less developed, which includes most countries except for Australia, Canada, Japan, New Zealand, the United States, the United Kingdom, and most European Monetary Union countries.

2

The Fund may invest in emerging market bonds of any maturity or quality. The Fund may invest in bonds that have lower-range quality ratings (including those in default), which are those rated the equivalent of Ba1 or lower by Moody’s Investors Service, Inc., or another independent rating agency, or if unrated, are determined to be of comparable quality by the Fund’s advisor. These are commonly referred to as “junk bonds.” Duration is a measure of the price sensitivity of a fixed income security or a portfolio of fixed income securities to relative changes in interest rates. For instance, a duration of “four” means that a security’s or portfolio’s price would be expected to decrease by approximately 4% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The Fund’s duration is expected to be similar to that of the Fund’s benchmark.

The Fund is considered nondiversified and may invest a greater portion of its assets in fewer issuers. The Fund may invest a large percentage of its assets in issuers of a single country, a small number of countries, or a geographic region.

Although the Fund may use derivatives for any investment purpose, it expects to use derivatives predominantly to adjust interest rate or currency exposure; to adjust exposure to a particular market, segment of the market, or security; or as a substitute to direct investment.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:

• Country/regional risk, which is the chance that world events—such as political upheaval, periods of financial volatility, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, government-owned corporations, and foreign companies. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging market countries.

• Emerging markets risk, which is the chance that the bonds of governments, government agencies, government-owned corporations, and foreign companies located in emerging market countries will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, government-owned corporations, and foreign companies located in more developed foreign markets because, among other factors, emerging market countries can have greater custodial and operational risks; less developed legal, tax, regulatory, and

3

accounting systems; and greater political, social, and economic instability than developed markets. Emerging markets risk is especially high for the Fund.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a significant percentage of its assets in bonds issued by a small number of issuers.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Because the Fund invests in both investment-grade and below investment-grade bonds (also known as high-yield or junk bonds), credit risk should be high for the Fund.

• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

• Derivatives risk, which is the chance that the use of derivatives—such as futures contracts, foreign currency exchange forward contracts, swap agreements, and options—can lead to losses because of adverse movements in the price or value of the underlying security, asset, index, or reference rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in the underlying securities or assets. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell. The use of a derivative subjects the investor to the risk of nonperformance by the counterparty (i.e., counterparty risk), potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund based on expected sensitivity of the portfolio to interest rate movement.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be moderate for the Fund, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of low or falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s

4

income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be low for the Fund.

• Large shareholder risk, which is the chance that, to the extent that a large number of the Fund’s shares are held by a single shareholder (e.g., an institutional investor), a large redemption by such a shareholder could result in an increase in the Fund’s expense ratio. Such a redemption may also cause the Fund to incur higher transaction costs, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the Fund’s ordinary income and long-term capital gains.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

A Note on Risk: Many investors invest in bonds and bond funds in an attempt to lower the overall risk of their portfolios. This strategy makes sense when the bonds owned are U.S. bonds because U.S. bond returns typically are not highly correlated with, and are far less volatile than, stock returns. The strategy is less likely to be effective, however, when the bonds owned are emerging market bonds. Returns of emerging market bonds, even dollar-denominated bonds like those owned by the Fund, can be quite volatile. The correlation between emerging market bonds and stock returns (both U.S. and foreign) is often higher than the correlation between U.S. bonds and stock returns. Consequently, if your goal is to lower risk and volatility, this Fund may not be an appropriate investment.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s Investor Shares in their first full calendar year. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. The Fund’s Admiral Shares have not been in operation long enough to report a full calendar-year return. Performance of the Fund’s Admiral Shares would be substantially similar to that of the Investor Shares because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two share classes differ. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Emerging Markets Bond Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.49% (quarter ended March 31, 2017), and the lowest return for a quarter was 2.04% (quarter ended December 31, 2017).

6

Average Annual Total Returns for Periods Ended December 31, 2017
		Since
		Inception
		(Mar. 10,
	1 Year	2016)
Vanguard Emerging Markets Bond Fund Investor Shares
Return Before Taxes	13.35%	12.60%
Return After Taxes on Distributions	10.25	8.69
Return After Taxes on Distributions and Sale of Fund Shares	7.55	7.84
JP Morgan EMBI Global Diversified
(reflects no deduction for fees, expenses, or taxes)	10.26%	9.50%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Daniel Shaykevich, Principal of Vanguard. He has managed the Fund since its inception in 2016.

7

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

8

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this  symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Emerging Markets Bond Fund’s expense ratios would be as follows: for Investor Shares, 0.60%, or $6.00 per $1,000 of average net assets; for Admiral Shares, 0.45%, or $4.50 per $1,000 of average net assets. The average expense ratio for emerging markets hard currency debt funds in 2016 was 1.16%, or $11.60 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

9

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund‘s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in bonds of emerging market countries. As a result, it is subject to certain risks.

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund based on expected sensitivity of the portfolio to interest rate movement.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term U.S. bonds fell by almost 48% between December 1976 and September 1981. Note that over any particular time period, the prices of foreign bonds and U.S. bonds may increase or decrease by different amounts and, in some cases, may move in opposite directions.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of foreign bonds generally or the Fund in particular.

10

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk should be moderate for the Fund, so investors should expect the Fund‘s monthly income to fluctuate accordingly.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

11

The Fund is subject to call risk, which is the chance that during periods of low or falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be low for the Fund.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Because the Fund invests in both investment-grade and below investment-grade bonds (also known as high-yield or junk bonds), credit risk should be high for the Fund.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the chance—in Vanguard’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

The Fund is subject to emerging markets risk, which is the chance that the bonds of governments, government agencies, government-owned corporations, and foreign companies located in emerging market countries will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, government-owned corporations, and foreign companies located in more developed foreign markets because, among other factors, emerging market countries can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets. Emerging markets risk is especially high for the Fund.

The Fund is subject to currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

12

The Fund is subject to country/regional risk, which is the chance that world events—such as political upheaval, periods of financial volatility, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, government-owned corporations, and foreign companies. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging market countries.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments are not subject to the same accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a significant percentage of its assets in bonds issued by a small number of issuers.

The Fund is subject to large shareholder risk, which is the chance that, to the extent that a large number of the Fund’s shares are held by a single shareholder (e.g., an institutional investor), a large redemption by such a shareholder could result in an increase in the Fund’s expense ratio. Such a redemption may also cause the Fund to incur higher transaction costs, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the Fund’s ordinary income and long-term capital gains.

13

Security Selection

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, uses a hub-and-satellite approach to managing Vanguard’s actively managed taxable bond funds. This allows for a team-oriented and consistent management process. The hub, composed of senior leaders, focuses on the macroeconomic outlook, high level risk allocation, and process oversight. Satellites—composed of portfolio managers, credit and quantitative analysts, and traders—construct the portfolio using the parameters set by the hub.

Types of bonds. The Fund primarily invests in bonds issued by governments and government-related issuers in emerging market countries. The Fund also invests in corporate bonds in emerging market countries. These bonds predominantly will either be denominated in or hedged back to the U.S. dollar. The Fund has the ability to invest in bonds that are denominated in the local currency or other currencies.

A “dollar-denominated” bond is a bond that is bought and sold in U.S. dollars. Because the bonds are priced in dollars, rather than in the currency of the issuer’s country, a U.S. investor is not exposed to currency risk; rather, the issuer assumes this risk, usually to attract U.S. investors. The issuer’s assumption of currency risk can affect the credit risk of its bonds because the issuer would have a large burden if its local currency weakens significantly compared with the U.S. dollar. If an issuer’s local currency declines relative to the U.S. dollar, it could negatively affect perceptions of the issuer’s ability to make payments, which could cause the issuer’s bonds to decline in value. The issuer’s vulnerability to currency risk is often reflected in their credit rating.

Emerging market countries include countries whose economies or bond markets are less developed. The Fund’s advisor may consider emerging market countries to be those included in the Fund’s benchmark; countries classified as emerging economies by the International Monetary Fund; and other countries or markets with similar emerging characteristics. The advisor will consider, among other things, a country’s political and economic stability and the development of its financial and capital markets when determining what constitutes an emerging market country.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

In addition to investing in bonds of emerging market countries, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. Restricted

14

securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 3 months or less in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund‘s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

The Fund is subject to derivatives risk, which is the chance that the use of derivatives—such as futures contracts, foreign currency exchange forward contracts, swap agreements, and options—can lead to losses because of adverse movements in the price or value of the underlying security, asset, index, or reference rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in the underlying securities or assets. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell. The use of a derivative subjects the investor to the risk of nonperformance by the counterparty (i.e., counterparty risk), potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Bloomberg Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust the overall credit risk of the portfolio or actively overweight or underweight credit risk to specific bond issuers.

• Hedge or add foreign currency exposure.

15

• Hedge or add foreign interest rate exposure.

The Fund’s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives—
such as certain swap agreements and foreign currency exchange forward contracts—on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency

16

circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs

17

associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The fiscal year ended September 30, 2017, was the Fund‘s first full year of operation. The growth and trading activity of the Fund during this period resulted in an increase in portfolio turnover rate as compared to the prior period.

18

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

19

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of September 30, 2017, Vanguard served as advisor for approximately $3.7 trillion in assets. Vanguard provides investment advisory services to the Fund, on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2017, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.

Although the Fund is managed solely by Vanguard, the Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide additional investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended March 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Daniel Shaykevich, Principal of Vanguard. He has worked in investment management since 2001, has managed investment portfolios since 2004, has been with Vanguard since 2013, and has managed the Fund since its inception in 2016. Education: B.S., Carnegie Mellon University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

20

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared monthly and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

21

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on ”net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

22

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges or markets that close many hours before the fund’s pricing time. Intervening events

23

might be company-specific (e.g., earnings report, material credit events) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities. A fund may also use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

24

Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The Fund’s Admiral Shares were not yet available during the periods shown and therefore have no financial highlights information for the periods shown. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2017 with a net asset value (share price) of $11.07 per share. During the year, each Investor Share earned $0.504 from investment income (interest) and $0.184 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.998 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.76, reflecting earnings of $0.688 per share and distributions of $0.998 per share. This was a decrease of $0.31 per share (from $11.07 at the beginning of the year to $10.76 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 7.01% for the year.

As of September 30, 2017, the Investor Shares had approximately $12 million in net assets. For the year, the expense ratio was 0.60% ($6.00 per $1,000 of net assets), and the net investment income amounted to 4.79% of average net assets. The Fund sold and replaced securities valued at 261% of its net assets.

25

Emerging Markets Bond Fund Investor Shares
	Year	March 10,
	Ended	2016[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$11.07	$10.00
Investment Operations
Net Investment Income	.504[2]	.286
Net Realized and Unrealized Gain (Loss) on
Investments	.184	1.050
Total from Investment Operations	.688	1.336
Distributions
Dividends from Net Investment Income	(.514)	(.266)
Distributions from Realized Capital Gains	(.484)	—
Total Distributions	(.998)	(.266)
Net Asset Value, End of Period	$10.76	$11.07
Total Return[3]	7.01%	13.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$11
Ratio of Total Expenses to Average Net Assets	0.60%	0.60%[4]
Ratio of Net Investment Income to Average
Net Assets	4.79%	4.85%[4]
Portfolio Turnover Rate	261%	153%
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include acccount service fees that may have applied in the period shown.
4 Annualized.

26

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

27

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an

28

exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

29

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

30

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

31

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

32

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

33

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

34

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

35

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

36

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that

37

Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

38

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

39

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

40

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter,

41

impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

42

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Emerging Markets Bond Fund twice a year, in May and November. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

43

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

44

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Emerging Markets Bond Fund
Investor Shares	3/10/2016	EmMktBdInv	1431	922020821
Admiral Shares	12/6/2017	EmMktBdAdm	1531	922020813

45

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dollar-Denominated Bond. A bond that is bought and sold in exchange for U.S. dollars.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

46

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

JP Morgan EMBI Global Diversified. An index that includes U.S. dollar-denominated bonds issued by governments and government-owned entities domiciled in emerging market countries with a maturity greater than 1 year.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

47

This page intentionally left blank.

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
Emerging Markets Bond Fund, the following	Participant Services
documents are available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
transactions, and/or account statements, please call:
strategies that significantly affected the Fund’s
performance during its last fiscal year.	Client Services Department
Telephone: 800-662-2739; Text telephone for people
Statement of Additional Information (SAI)
with hearing impairment: 800-749-7273
The SAI provides more detailed information about the
Fund and is incorporated by reference into (and thus	Information Provided by the Securities and
legally a part of) this prospectus.	Exchange Commission (SEC)
You can review and copy information about the Fund
To receive a free copy of the latest annual or semiannual	(including the SAI) at the SEC’s Public Reference Room in
report or the SAI, or to request additional information	Washington, DC. To find out more about this public
about the Fund or other Vanguard funds, please visit	service, call the SEC at 202-551-8090. Reports and other
vanguard.com or contact us as follows:	information about the Fund are also available in the
EDGAR database on the SEC’s website at www.sec.gov,
If you are an individual investor:
or you can receive copies of this information, for a fee, by
The Vanguard Group
electronic request at the following email address:
Investor Information Department
publicinfo@sec.gov, or by writing the Public Reference
P.O. Box 2600	Section, Securities and Exchange Commission,
Valley Forge, PA 19482-2600	Washington, DC 20549-1520.
Telephone: 800-662-7447; Text telephone for people
with hearing impairment: 800-749-7273	Fund’s Investment Company Act file number: 811-05628

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 1431 012018

Vanguard Core Bond Fund
Prospectus

January 26, 2018

Investor Shares and Admiral™ Shares
Vanguard Core Bond Fund Investor Shares (VCORX)
Vanguard Core Bond Fund Admiral Shares (VCOBX)

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 2017.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	30
More on the Fund	8	Purchasing Shares	30
The Fund and Vanguard	21	Converting Shares	34
Investment Advisor	22	Redeeming Shares	35
Dividends, Capital Gains, and Taxes	23	Exchanging Shares	39
Share Price	26	Frequent-Trading Limitations	39
Financial Highlights	27	Other Rules You Should Know	41
		Fund and Account Updates	46
		Employer-Sponsored Plans	47
		Contacting Vanguard	48
		Additional Information	49
		Glossary of Investment Terms	51

Fund Summary

Investment Objective

The Fund seeks to provide total return while generating a moderate level of current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.20%	0.13%
12b-1 Distribution Fee	None	None
Other Expenses	0.05%	0.02%
Total Annual Fund Operating Expenses	0.25%	0.15%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$26	$80	$141	$318
Admiral Shares	$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund‘s portfolio turnover rate was 232% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in fixed income securities of various maturities, yields, and qualities. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds, which include fixed income securities such as corporate bonds; U.S. Treasury obligations and other U.S. government and agency securities; and asset-backed, mortgage-backed, and mortgage-related securities. All bonds purchased by the Fund will have a maturity of 90 days or more at the time of their issuance. In addition, the Fund invests predominantly in U.S. dollar-denominated bonds, although these bonds may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities. The Fund may also invest up to 10% of its assets in non-U.S. dollar-denominated bonds.

The Fund’s dollar-weighted average maturity will normally range between 4 and 12 years, and may either be longer or shorter under certain market conditions. Since the Fund will have holdings in asset-backed, mortgage-backed, and similar securities, the Fund’s weighted average maturity may be approximate to the weighted average maturity of the cash flows in the securities held by the Fund, given certain prepayment assumptions. This is also known as weighted average life.

The Fund can purchase bonds of any quality. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody‘s Investors Service, Inc. (Moody's), or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody‘s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor; and lower-range credit-quality ratings—commonly known as “junk bonds”—are those rated the equivalent of Ba1 or lower by Moody’s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. No more than 5% of the Fund’s assets may be invested in non-investment-grade fixed income securities, or junk bonds.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund‘s portfolio turnover rate.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securites, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s Investor Shares in their first full calendar year. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similiar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Core Bond Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.44% (quarter ended June 30, 2017), and the lowest return for a quarter was 0.41% (quarter ended December 31, 2017).

Average Annual Total Returns for Periods Ended December 31, 2017
		Since
		Inception
		(March 28,
	1 Year	2016)
Vanguard Core Bond Fund Investor Shares
Return Before Taxes	3.77%	2.27%
Return After Taxes on Distributions	2.84	1.20
Return After Taxes on Distributions and Sale of Fund Shares	2.13	1.24
Vanguard Core Bond Fund Admiral Shares
Return Before Taxes	3.89%	2.39%
Bloomberg Barclays U.S. Aggregate Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	3.63%	2.13%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Gregory S. Nassour, CFA, Principal of Vanguard. He has co-managed the Fund since its inception in 2016.

Brian W. Quigley, Portfolio Manager at Vanguard. He has co-managed the Fund since its inception in 2016.

Gemma Wright-Casparius, Principal of Vanguard. She has co-managed the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how to participate in your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Core Bond Fund’s expense ratios would be as follows: for Investor Shares, 0.25%, or $2.50 per $1,000 of average net assets;
for Admiral Shares, 0.15%, or $1.50 per $1,000 of average net assets. The average expense ratio for core bond funds in 2016 was 0.78%, or $7.80 per
$1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—
the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund‘s monthly income to fluctuate accordingly.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

Plain Talk About Callable Bonds

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date.
When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund‘s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

The Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund‘s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

The Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund‘s ability to reinvest proceeds at higher interest rates.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the chance—in Vanguard’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

The Fund is expected to have credit quality that is either high or upper-medium.

Credit Ratings of the Fund’s Investments (Percentage of Fund Assets Under Normal Circumstances)

	Issued or Backed	High or
	by U.S. Gov’t. or	Highest	Upper-		Non-
	its Agencies and	Quality	Medium	Medium	Investment-
Vanguard Fund	Instrumentalities	(Non-Gov’t.)	Quality	Quality	Grade

Core Bond Fund				No more	No more
————At least 65%————
				than 30%	than 5%

The Fund may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade fixed income securities. Non-investment-grade fixed income securities are those rated the equivalent of Moody’s Ba1 or below or, if unrated, are determined to be of comparable quality by the advisor.

The Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

There may be little trading in the secondary market for particular bonds, loans, and other debt securities, which may make them more difficult to value or sell.

To a limited extent, the Fund is subject to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

The Fund is subject to currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest no more than 10% of its assets in non-U.S. dollar denominated bonds. These bonds include sovereign debt securities, which include fixed income securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, or other supranational agencies, as well as debt securities issued or guaranteed by foreign corporations and foreign financial institutions. Currency risk can affect the credit risk of the Fund’s bonds because the issuer would have a large burden if its local currency weakens significantly compared with the U.S. dollar. If an issuer’s local currency declines relative to the U.S. dollar, it could negatively affect perceptions of the issuer’s ability to make payments, which could cause the issuer’s bonds to decline in value. Many issuers manage this risk by hedging currency exposure, and their effectiveness in doing so is reflected in their credit rating.

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds;
the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds;
and mortgage holders issue “mortgage-backed” pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.

Security Selection

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, uses a hub-and-satellite approach to managing Vanguard’s actively managed taxable bond funds. This allows for a team-oriented and consistent management process. The hub, composed of senior leaders, focuses on the macroeconomic outlook, high level risk allocation, and process oversight. Satellites—composed of portfolio managers, credit and quantitative analysts, and traders—construct the portfolio using the parameters set by the hub.

The types of financial instruments that may be purchased by the Fund are identified and explained as follows:

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds.

• Municipal bonds represent loans by an investor to state or local governments or to other governmental authorities.

• Mortgage-backed securities represent partial ownership interest in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private or governmental issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

To be announced (TBA) securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price, with settlement on a scheduled future date beyond the typical settlement period for most other securities.

The Fund may also invest in mortgage-backed securities that are packaged by private corporations and are not guaranteed by the U.S. government.

The Fund may enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• Cash equivalent investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a fund to banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller’s debts. The Fund’s advisor believes that these risks can be controlled through careful security selection and monitoring.

• Futures, options, and other derivatives are described in detail under Other Investment Policies and Risks.

• Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans—most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers’ prepayments.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

• Foreign currency bonds are bonds denominated in the local currency of a non-U.S. country and issued by foreign governments, government agencies, and companies. The Fund will seek to have a majority of its assets either denominated in or hedged back to the U.S. dollar, but will also have the ability to invest in bonds denominated in a local currency on an unhedged basis. To the extent that the Fund’s investments in foreign currency bonds are hedged, the Fund is subject to currency hedging risk. Currency hedging risk is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure.

• Preferred stocks distribute set dividends from the issuer. The preferred-stock holder’s claim on the issuer’s income and assets ranks before that of common-stock holders, but after that of bondholders.

• Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

• Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages—the rights to receive principal and interest payments—are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond’s maturity. The Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

In addition to investing in bonds, the Fund may make other kinds of investments to achieve its objective.

The Fund may purchase nonpublic securities, generally referred to as 144A securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Bloomberg Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust sensitivity to changes in interest rates.

• Adjust the overall credit risk of the portfolio or actively overweight or underweight credit risk to specific bond issuers.

• Hedge foreign currency exposure.

• Hedge foreign interest rate exposure.

The Fund‘s derivative investments may include fixed income futures contracts; fixed income options, including options on swaps; currency swaps; foreign currency exchange forwards; interest rate swaps; total return swaps; credit default swaps; or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. The Fund may also invest in U.S. Treasury futures for either cash management purposes or potentially to add value since they may be favorably priced.

The Fund may invest a small portion of its assets in shares of exchange-traded funds (ETFs). These ETFs typically provide returns similar to those of bonds. The Fund may purchase ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard’s operations.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives—
such as certain swap agreements—on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Share Price. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of September 30, 2017, Vanguard served as advisor for approximately $3.7 trillion in assets. Vanguard provides investment advisory services to the Fund, on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2017, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

Although the Fund is managed solely by Vanguard, the Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide additional investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended March 31.

The managers primarily responsible for the day-to-day management of the Fund are:

Gregory S. Nassour, CFA, Principal of Vanguard. He has been with Vanguard since 1992, has worked in investment management since 1994, has managed investment portfolios since 2001, and has co-managed the Fund since its inception in 2016. Education: B.S., West Chester University; M.B.A., Saint Joseph’s University.

Brian W. Quigley, Portfolio Manager at Vanguard. He has been with Vanguard since 2003, has worked in investment management since 2005, has managed investment portfolios since 2015, and has co-managed the Fund since its inception in 2016. Education: B.S., Lehigh University.

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 2005, has managed investment portfolios since 2008, has been with Vanguard since 2011, and has co-managed the Fund since its inception in 2016. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The City University of New York.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared monthly and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2017 with a net asset value (share price) of $10.26 per share. During the year, each Investor Share earned $0.217 from investment income (interest). There was a decline of $0.219 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.002 per share from investment operations.

Shareholders received $0.258 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.00, reflecting losses of $0.002 per share and distributions of $0.258 per share. This was a decrease of $0.26 per share (from $10.26 at the beginning of the year to $10.00 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.03% for the year.

As of September 30, 2017, the Investor Shares had approximately $91 million in net assets. For the year, the expense ratio was 0.25% ($2.50 per $1,000 of net assets), and the net investment income amounted to 2.18% of average net assets. The Fund sold and replaced securities valued at 232% of its net assets.

Core Bond Fund Investor Shares
	Year	March 10,
	Ended	2016[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$10.26	$10.00
Investment Operations
Net Investment Income	.217[2]	.097
Net Realized and Unrealized Gain (Loss) on Investments	(.219)	.259
Total from Investment Operations	(.002)	.356
Distributions
Dividends from Net Investment Income	(.197)	(.096)
Distributions from Realized Capital Gains	(.061)	—
Total Distributions	(.258)	(.096)
Net Asset Value, End of Period	$10.00	$10.26
Total Return[3]	0.03%	3.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91	$65
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.00%
Portfolio Turnover Rate[4]	232%	229%
1 Subscription period for the Fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the period shown.
4 Includes 81% and 58% attributable to mortgage-dollar-roll activity.

Core Bond Fund Admiral Shares
	Year	March 10,
	Ended	2016[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$20.53	$20.00
Investment Operations
Net Investment Income	.454[2]	.205
Net Realized and Unrealized Gain (Loss) on Investments	(.445)	.528
Total from Investment Operations	.009	.733
Distributions
Dividends from Net Investment Income	(.417)	(.203)
Distributions from Realized Capital Gains	(.122)	—
Total Distributions	(.539)	(.203)
Net Asset Value, End of Period	$20.00	$20.53
Total Return[3]	0.10%	3.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$794	$578
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.28%	2.10%
Portfolio Turnover Rate[4]	232%	229%
1 Subscription period for the Fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the period shown.
4 Includes 81% and 58% attributable to mortgage-dollar-roll activity.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

By writing a check. If you have established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally will continue earning dividends until the first business day following your trade date. Generally, there are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time, on a business day (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the shares will stop earning dividends that same day.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically.

If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE

IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Core Bond Fund twice a year, in May and November. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and The Vanguard Group
Employer-Sponsored Plan Participants)	P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Core Bond Fund
Investor Shares	3/28/2016	CoreBdInv	1320	922020847
Admiral Shares	3/28/2016	CoreBdAdm	1520	922020839

CFA® is a registered trademark owned by CFA Institute.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Core Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Core Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Core Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Core Bond Fund or the owners of the Core Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Core Bond Fund. Investors acquire the Core Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Core Bond Fund. The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Core Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Core Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Core Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Core Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Core Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Core Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CORE BOND FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Bloomberg Barclays U.S. Aggregate Float Adjusted Index. An index that includes the broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
Core Bond Fund, the following documents are	Participant Services
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
strategies that significantly affected the Fund’s	transactions, and/or account statements, please call:
performance during its last fiscal year.	Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739; Text telephone for people
The SAI provides more detailed information about	with hearing impairment: 800-749-7273
the Fund and is incorporated by reference into (and	Information Provided by the Securities and
thus legally a part of) this prospectus.	Exchange Commission (SEC)
To receive a free copy of the latest annual or semiannual	You can review and copy information about the Fund
report or the SAI, or to request additional information	(including the SAI) at the SEC’s Public Reference Room
about the Fund or other Vanguard funds, please visit	in Washington, DC. To find out more about this public
vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and
other information about the Fund are also available in
If you are an individual investor:	the EDGAR database on the SEC’s website at
The Vanguard Group	www.sec.gov, or you can receive copies of this
Investor Information Department	information, for a fee, by electronic request at the
P.O. Box 2600	following email address: publicinfo@sec.gov, or by
Valley Forge, PA 19482-2600	writing the Public Reference Section, Securities and
Telephone: 800-662-7447; Text telephone for people	Exchange Commission, Washington, DC 20549-1520.
with hearing impairment: 800-749-7273
Fund’s Investment Company Act file number: 811-05628

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 1320 012018

PART B

VANGUARD® MALVERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2018

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated January 26, 2018). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-4
Investment Strategies, Risks, and Nonfundamental Policies	B-4
Share Price	B-30
Purchase and Redemption of Shares	B-31
Management of the Funds	B-32
Investment Advisory and Other Services	B-49
Portfolio Transactions	B-56
Proxy Voting Guidelines	B-58
Information About the ETF Share Class	B-64
Financial Statements	B-69
Description of Bond Ratings	B-70

DESCRIPTION OF THE TRUST

Vanguard Malvern Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes[1]
Fund[2]	Investor	Admiral	Institutional	Institutional Plus	ETF
Vanguard Capital Value Fund	VCVLX	—	—	—	—
Vanguard U.S. Value Fund	VUVLX	—	—	—	—
Vanguard Short-Term Inflation-Protected Securities Index Fund	VTIPX	VTAPX	VTSPX	—	VTIP
Vanguard Institutional Short-Term Bond Fund	—	—	—	VISTX	—
Vanguard Institutional Intermediate-Term Bond Fund	—	—	—	VIITX	—
Vanguard Core Bond Fund	VCORX	VCOBX	—	—	—
Vanguard Emerging Markets Bond Fund	VEMBX	VEGBX	—	—	—
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.

Organization

The Trust was organized as a Maryland corporation in 1988 and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Asset Allocation Fund, Inc. The Trust changed its name to Vanguard Malvern Funds in 2000. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Emerging Markets Bond Fund, are classified as diversified within the meaning of the 1940 Act. Vanguard Emerging Markets Bond Fund is classified as nondiversified within the meaning of the 1940 Act.

Service Providers

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548 (for Vanguard Capital Value Fund and Vanguard U.S. Value Fund), JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179 (for Vanguard Short-Term Inflation-Protected Securities Index Fund), State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund), and The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (for Vanguard Core Bond Fund and Vanguard Emerging Markets Bond Fund), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund, Vanguard Core Bond Fund, and Vanguard Emerging Markets Bond Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements as described in the Fund’s current prospectus. Shareholders may not convert into or out of a Fund’s ETF Shares. There are no conversion rights associated with Vanguard Capital Value Fund, Vanguard U.S. Value Fund, Vanguard Institutional Short-Term Bond Fund, and Vanguard Institutional Intermediate-Term Bond Fund.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Capital gains distributed by the Funds are not eligible for treatment as qualified dividend income.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. A Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010, before using capital losses arising in fiscal years beginning prior to December 22, 2010.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Fund (except Vanguard Emerging Markets Bond Fund) may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund (except Vanguard Short-Term Inflation-Protected Securities Index Fund) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Vanguard Short-Term Inflation-Protected Securities Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shortens the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, the general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks because of the deterioration of worldwide economic and liquidity conditions that became acute in 2008. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had and may continue to have a negative effect on the valuation and liquidity of asset-backed securities.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund’s shareholders may be unable to transact business, a fund may be unable to process transactions on behalf of its shareholders, or a fund may be unable to safeguard its data or the personal information of its shareholders.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Debt Securities—Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit have an interest rate that is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund’s option, at par on or near the coupon dates. The dealers’ obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit on the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in the secondary markets prior to maturity.

Debt Securities—Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months. High-quality commercial paper typically has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is also high credit quality; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. In assessing the credit quality of commercial paper issuers, the following factors may be considered: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas, (3) evaluation of the issuer’s products in relation to competition and customer acceptance, (4) liquidity, (5) amount and quality of long-term debt, (6) trend of earnings over a period of ten years, (7) financial strength of a parent company and the relationships that exist with the issuer, and (8) recognition by the management of obligations that may be present or may arise as a result of public-interest questions and preparations to meet such obligations. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than longer-term fixed income securities because interest rate risk typically increases as maturity lengths increase. Additionally, an issuer may expect to repay commercial paper obligations at maturity from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper payment obligations, also known as rollover risk. Commercial paper may suffer from reduced liquidity due to certain circumstances, in particular, during stressed markets. In addition, as with all fixed income securities, an issuer may default on its commercial paper obligation.

Variable-amount master-demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable-amount master-demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable-amount master-demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, along with the borrower’s ability to pay principal and interest on demand.

Debt Securities—Foreign Debt Securities. Foreign debt securities are debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. Investing in foreign debt securities involves certain special risk considerations that are not typically associated with investing in debt securities of U.S. companies or governments.

Debt Securities—Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon payment.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has generally occurred during the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (e.g., changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Investors Service, Inc. (Moody’s) or below BBB–/A-2 by Standard & Poor’s Financial Services LLC (Standard & Poor’s)) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities—Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.

Debt Securities—U.S. Government Securities. The term “U.S. government securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities—Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Zero-coupon Treasury bonds are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing an interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the full faith and credit of the U.S. government. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other noncash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income. It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to the funds’ OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When the fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, the fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.

Foreign Securities—China A-shares Risk. China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order to invest in A-shares, a foreign investor must have access to an investment quota through a Qualified Foreign Institutional Investor (QFII) or a Renminbi QFII (RQFII) license holder. A-shares are also available through the China Stock Connect program, subject to separate quota limitations. The developing state of the investment and banking systems of the People’s Republic of China (China, or the PRC) subjects the settlement, clearing, and registration of securities transactions to heightened risks. Additionally, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear if the 5% ownership will be determined by aggregating the holdings of a fund with affiliated funds.

Due to these restrictions, it is possible that the A-shares quota available to a fund as a foreign investor may not be sufficient to meet the fund’s investment needs. In this situation, a fund may seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. Any of these options could increase a fund’s index sampling risk (for index funds) or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Investing in China A-shares through Stock Connect. The China Stock Connect program (Stock Connect) is a mutual market access program designed to, among other things, enable foreign investment in the PRC via brokers in Hong Kong. A QFII/RQFII license is not required to trade via Stock Connect. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a fund may not be able to dispose of its shares in a timely manner, which could adversely affect the fund’s performance. Trading through Stock Connect generally requires pre-delivery of cash or securities to a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

Additionally, Stock Connect is subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. In addition, a fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit an advisor’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights.

Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; generally smaller, less seasoned, or newly organized companies; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund may enter into foreign currency transactions to attempt to “hedge” the currency risk associated with investing in foreign securities or adjust its foreign currency exposure. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk or adjust its foreign currency exposure by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

U.S. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.

Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of the default, the insolvency, or the bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that, under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal and/or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations in which a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent partial interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA); by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); and by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, the general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk because of the deterioration of worldwide economic and liquidity conditions that became especially severe in 2008. U.S. government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (i.e., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities—Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. However, because the interest rates on ARMBSs are reset only periodically, changes in market interest rates or in the issuer’s creditworthiness may affect their value. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are thus subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities—Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche (or tranches) in the sequence, as specified in the prospectus, receives all of the principal payments until that tranche is retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long-maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the IRC and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, the average life, and the price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities—Hybrid ARMs. A hybrid adjustable rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-Backed Securities—Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. For accounting purposes, each transaction in a mortgage dollar roll is viewed as a separate purchase and sale of a mortgage-backed security. These transactions may increase a fund’s portfolio turnover rate. The fund receives cash for a mortgage-backed security in the initial transaction and enters into an agreement that requires the fund to purchase a similar mortgage-backed security in the future.

The counterparty with which a fund enters into a mortgage-dollar-roll transaction is obligated to provide the fund with similar securities to purchase as those originally sold by the fund. These securities generally must (1) be issued by the same agency and be part of the same program; (2) have similar original stated maturities; (3) have identical net coupon rates; and (4) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to change a fund’s risk profile.

Mortgage-Backed Securities—Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multiclass mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed, and accordingly, these securities may be deemed “illiquid” and thus subject to a fund’s limitations on investment in illiquid securities.

Mortgage-Backed Securities—To Be Announced (TBA) Securities. A TBA securities transaction, which is a type of forward-commitment transaction, represents an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price, with settlement on a scheduled future date, typically within 30 calendar days of the trade date. With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria, including face value, coupon rate, and maturity, and be within industry-accepted “good delivery” standards. A fund may sell TBA securities to hedge its portfolio positions or to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. Proceeds of TBA securities sold are not received until the contractual settlement date. For TBA purchases, a fund will maintain sufficient liquid assets (e.g., cash or marketable securities) until settlement date in an amount sufficient to meet the purchase price. Unsettled TBA securities are valued by an independent pricing service based on the characteristics of the securities to be delivered or received. A risk associated with TBA transactions is that at settlement, either the buyer fails to pay the agreed price for the securities or the seller fails to deliver the agreed securities. As the value of such unsettled TBA securities is assessed on a daily basis, parties mitigate such risk by, among other things, exchanging collateral as security for performance, performing a credit analysis of the counterparty, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The market for OTC swaps and swaptions is a relatively new market. It is possible that developments in the market could adversely affect a fund, including its ability to terminate existing OTC swap agreements or to realize amounts to be received under such agreements. As previously noted under the heading “Derivatives,” under the Dodd-Frank Act, certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, for funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with all other applicable regulatory requirements, including the requirement to redeliver the securities within the standard settlement time applicable to the relevant trading market. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authority. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.

Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”

Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.

Tax Matters—Market Discount or Premium. The price of a bond purchased after its original issuance may reflect market discount or premium. Depending on the particular circumstances, market discount may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply. Premium is generally amortizable over the remaining term of the bond. Depending on the type of bond, premium may affect the amount of income required to be recognized by a fund holding the bond and the fund’s basis in the bond.

Tax Matters—Passive Foreign Investment Companies. Vanguard Capital Value Fund and Vanguard U.S. Value Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a Fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of the Fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from a Fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.

Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operation losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”

Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.

A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions and on the proceeds of the sale, redemption, or exchange of fund shares. Please consult your tax advisor for more information about these rules.

Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Regulatory restrictions in India. Shares of Vanguard Capital Value Fund and Vanguard Emerging Markets Bond Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of each Fund shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a “person resident in India” (as defined under applicable Indian law), (ii) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of each Fund, must satisfy themselves regarding compliance with these requirements.

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Short-Term Inflation-Protected Securities Index Fund, Core Bond Fund, and Emerging Markets Bond Fund is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Capital Value Fund, U.S. Value Fund, Institutional Short-Term Bond Fund, and Institutional Intermediate-Term Bond Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares (Other than ETF Shares)

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares (Other than ETF Shares)

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge a redemption fee. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The funds’ officers are also employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of September 30, 2017, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent
	Contribution	Fund’s Average	of Vanguard’s
Vanguard Fund	to Vanguard	Net Assets	Capitalization
Capital Value Fund	$55,000	0.01%	0.02%
U.S. Value Fund	102,000	0.01	0.04
Short-Term Inflation-Protected Securities Index Fund	1,367,000	0.01	0.55
Institutional Short-Term Bond Fund	450,000	0.01	0.18
Institutional Intermediate-Term Bond Fund	900,000	0.01	0.36
Vanguard Core Bond Fund	55,000	0.01	0.02
Vanguard Emerging Markets Bond Fund	1,000	0.01	Less than 0.01

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses are allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:

n Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.

n Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.

n Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

n Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.

n Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.

n Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds.

n Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC participates in an offshore arrangement established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Funds on an at-cost basis. Amounts captioned “Management and Administrative Expenses” include a Fund‘s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund‘s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended September 30, 2015, 2016, and 2017, and are presented as a percentage of each Fund‘s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2015	2016	2017
Capital Value Fund
Management and Administrative Expenses	0.19%	0.19%	0.20%
Marketing and Distribution Expenses	0.02	0.02	0.01
U.S. Value Fund
Management and Administrative Expenses	0.24%	0.21%	0.20%
Marketing and Distribution Expenses	0.02	0.02	0.02
Short-Term Inflation-Protected Securities Index Fund
Management and Administrative Expenses	0.09%	0.07%	0.06%
Marketing and Distribution Expenses	0.01	0.01	0.01
Institutional Short-Term Bond Fund[1]
Management and Administrative Expenses	0.01%	0.02%	0.02%
Marketing and Distribution Expenses	less than 0.01	less than 0.01	less than 0.01
Institutional Intermediate-Term Bond Fund[1]
Management and Administrative Expenses	0.01%	0.02%	0.02%
Marketing and Distribution Expenses	less than 0.01	less than 0.01	less than 0.01

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2015	2016	2017
Core Bond Fund[2]
Management and Administrative Expenses	—	0.06%	0.14%
Marketing and Distribution Expenses	—	0.01	0.01
Emerging Markets Bond Fund[2]
Management and Administrative Expenses	—	0.06%	0.17%
Marketing and Distribution Expenses	—	less than 0.01	less than 0.01
1 The inception date for Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund was June 19, 2015.
2 The inception date for Vanguard Core Bond Fund and Vanguard Emerging Markets Bond Fund was March 10, 2016.

The Capital Value Fund’s investment advisor may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund’s management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Vanguard’s head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustees[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	201
(1957)	Board		Vanguard and of each of the investment companies
served by Vanguard since January 2010; Trustee of
each of the investment companies served by Vanguard
since 2009; and Director of Vanguard since 2008. Mr.
McNabb served as Chief Executive Officer and
President of Vanguard and of each of the investment
companies served by Vanguard (2008–2017) and as a
Managing Director of Vanguard (1995–2008). Mr.
McNabb also serves as a Director of Vanguard
Marketing Corporation.

Mortimer J. Buckley	Chief Executive	January 2018	Mr. Buckley has served as Chief Executive Officer of	201
(1969)	Officer and		Vanguard since January 2018; Chief Executive Officer,
	President		President, and Trustee of each of the investment
companies served by Vanguard since January 2018;
and President and Director of Vanguard since 2017.
Previous positions held by Mr. Buckley at Vanguard
include Chief Investment Officer (2013–2017),
Managing Director (2002–2017), Head of the Retail
Investor Group (2006–2012), and Chief Information
Officer (2001–2006). Mr. Buckley also served as
Chairman of the Board of the Children’s Hospital of
Philadelphia (2011–2017).

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the 1940 Act, because they are officers of the Trust.
Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	201
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood include
			President of the Worldwide Channels Group, President
			of Latin America, Executive Chief Staff Officer of
			Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2009–2010 Distinguished Minett
			Professor at the Rochester Institute of Technology.
			Mr. Fullwood serves as Lead Director of SPX FLOW, Inc.
			(multi-industry manufacturing); as a Director of the
			University of Rochester Medical Center, Monroe
			Community College Foundation, the United Way of
			Rochester, North Carolina A&T University, and Roberts
			Wesleyan College; and as a Trustee of the University of
			Rochester.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Amy Gutmann	Trustee	June 2006	Dr. Gutmann has served as the President of the	201
(1949)			University of Pennsylvania since 2004. She is the
			Christopher H. Browne Distinguished Professor of
			Political Science, School of Arts and Sciences, and
			Professor of Communication, Annenberg School for
			Communication, with secondary faculty appointments
			in the Department of Philosophy, School of Arts and
			Sciences, and at the Graduate School of Education,
			University of Pennsylvania. Dr. Gutmann also serves
			as a Trustee of the National Constitution Center.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	201
(1950)			of Johnson & Johnson (pharmaceuticals/medical
			devices/consumer products) and a former member of
			the Executive Committee (1997–2008). During her
			tenure at Johnson & Johnson, Ms. Heisen held
			multiple roles, including: Chief Global Diversity Officer
			(retired 2008), Vice President and Chief Information
			Officer (1997–2006), Controller (1995–1997), Treasurer
			(1991–1995), and Assistant Treasurer (1989–1991). Ms.
			Heisen serves as a Director of Skytop Lodge
			Corporation (hotels) and the Robert Wood Johnson
			Foundation and as a member of the Advisory Board of
			the Institute for Women’s Leadership at Rutgers
			University.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	201
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as Chairman of the
			Board of Hillenbrand, Inc. (specialized consumer
			services), Oxfam America, and the Lumina Foundation
			for Education; as a Director of the V Foundation for
			Cancer Research; and as a member of the Advisory
			Council for the College of Arts and Letters and Chair of
			the Advisory Board to the Kellogg Institute for
			International Studies, both at the University of Notre
Dame.

Mark Loughridge	Lead Independent	March 2012	Mr. Loughridge is the former Senior Vice President and	201
(1953)	Trustee		Chief Financial Officer (retired 2013) at IBM
			(information technology services). Mr. Loughridge also
			served as a fiduciary member of IBM’s Retirement Plan
			Committee (2004–2013). Previous positions held by Mr.
			Loughridge at IBM include Senior Vice President and
			General Manager of Global Financing (2002–2004),
			Vice President and Controller (1998–2002), and a
			variety of management roles. Mr. Loughridge serves as
			a member of the Council on Chicago Booth.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Scott C. Malpass	Trustee	March 2012	Mr. Malpass has served as Chief Investment Officer	201
(1962)			since 1989 and Vice President since 1996 at the
			University of Notre Dame. Mr. Malpass serves as an
			Assistant Professor of Finance at the Mendoza College
			of Business at the University of Notre Dame and is a
			member of the Notre Dame 403(b) Investment
			Committee. Mr. Malpass also serves as Chairman of
			the Board of TIFF Advisory Services, Inc., and on the
			board of Catholic Investment Services, Inc.
			(investment advisors); as a member of the board of
			advisors for Spruceview Capital Partners; and as a
			member of the Board of Superintendence of the
			Institute for the Works of Religion.

Deanna Mulligan	Trustee	January 2018	Ms. Mulligan has served as President since 2010 and	201
(1963)			Chief Executive Officer since 2011 at The Guardian Life
			Insurance Company of America.[2] Previous positions
			held by Ms. Mulligan at The Guardian Life Insurance
			Company of America include Chief Operating Officer
			(2010–2011) and Executive Vice President of Individual
			Life and Disability (2008–2010). Ms. Mulligan serves as
			a Member of the Board of The Guardian Life Insurance
			Company of America, the American Council of Life
			Insurers, the Partnership for New York City (business
			leadership), and the Committee Encouraging
			Corporate Philanthropy. She also serves as a Trustee of
			the Economic Club of New York and the Bruce
			Museum (arts and science) and as a member of the
			Advisory Council for the Stanford Graduate School of
			Business.

André F. Perold	Trustee	December 2004	Dr. Perold is the George Gund Professor of Finance	201
(1952)			and Banking, Emeritus at the Harvard Business School
			(retired 2011). Dr. Perold serves as Chief Investment
			Officer and Co-Managing Partner of HighVista
			Strategies LLC (private investment firm). Dr. Perold
			also serves as an Overseer of the Museum of Fine
			Arts Boston.

Sarah Bloom Raskin	Trustee	January 2018	Ms. Raskin served as Deputy Secretary of the United	201
(1961)			States Department of the Treasury (2014–2017),
			Governor of the Federal Reserve Board (2010–2014),
			and Commissioner of Financial Regulation of the State
			of Maryland (2007–2010). Ms. Raskin also served as a
			member of the Neighborhood Reinvestment
			Corporation Board (2012–2014). Ms. Raskin serves as a
			Director of i(x) Investments, LLC.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	201
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment) and a
			former Director of Corning Incorporated (2000–2010)
			and of Dow Corning (2001–2010). Mr. Volanakis served
			as a Director of SPX Corporation (multi-industry
			manufacturing) in 2012 and as an Overseer of the
			Amos Tuck School of Business Administration at
			Dartmouth College (2001–2013). Mr. Volanakis serves
			as Chairman of the Board of Trustees of Colby-Sawyer
			College and is a Member of the Board of Hypertherm
			Inc. (industrial cutting systems, software, and
			consumables).

2 Guardian Life provides group insurance and administrative services for employee benefits such as group life, dental, vision, and disability coverage to two advisors, each of which manages one or more of the Vanguard funds. Amounts paid by these advisors to Guardian Life for such insurance and services were less than 0.006% of Guardian Life’s premium revenues in each of 2015 and 2016. Park Avenue Securities (PAS) is an indirect, wholly owned subsidiary of Guardian Life and a dually registered broker-dealer and investment advisor. From time to time, PAS receives payments related to the sale of certain non-Vanguard mutual funds advised by firms that also advise certain Vanguard funds. In 2016, these payments amounted to less than 0.15% of PAS’ revenues and PAS’ earnings comprised less than 1% of Guardian Life’s pre-tax earnings.
Deanna Mulligan is not an officer or director of PAS.
Executive Officers
Glenn Booraem	Investment	February 2001	Mr. Booraem, a Principal of Vanguard, has served as	201
(1967)	Stewardship		Investment Stewardship Officer of each of the
	Officer		investment companies served by Vanguard since
			February 2017. Mr. Booraem served as Treasurer
			(2015–2017), Controller (2010–2015), and Assistant
			Controller (2001–2010) of each of the investment
			companies served by Vanguard.

Christine M. Buchanan	Treasurer	November 2017	Ms. Buchanan, a Principal of Vanguard, has served as	201
(1970)			Treasurer of each of the investment companies served
			by Vanguard since November 2017. Ms. Buchanan
			served as a Partner at KPMG LLP (2005–2017). She also
			serves as Global Head of Fund Administration at
			Vanguard.

Thomas J. Higgins	Chief Financial	July 1998	Mr. Higgins, a Principal of Vanguard, has served as Chief	201
(1957)	Officer		Financial Officer of each of the investment companies
			served by Vanguard since 2008. Mr. Higgins served as
			Treasurer of each of the investment companies served
			by Vanguard (1998–2008).

Peter Mahoney	Controller	May 2015	Mr. Mahoney, a Principal of Vanguard, has served as	201
(1974)			Controller of each of the investment companies served
			by Vanguard since May 2015. Mr. Mahoney served as
			head of International Fund Services at Vanguard (2008–
2014).

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Anne E. Robinson	Secretary	September 2016	Ms. Robinson has served as General Counsel of	201
(1970)			Vanguard since September 2016; Secretary of
Vanguard and of each of the investment companies
served by Vanguard since September 2016; Director
and Senior Vice President of Vanguard Marketing
Corporation since September 2016; and a Managing
Director of Vanguard since August 2016. Ms. Robinson
served as Managing Director and General Counsel of
Global Cards and Consumer Services at Citigroup
(2014–2016). She also served as counsel at American
Express (2003–2014).

Michael Rollings	Finance Director	February 2017	Mr. Rollings, a Managing Director of Vanguard since	201
(1963)			June 2016, has served as Finance Director of each of
the investment companies served by Vanguard since
November 2017 and as a Director of Vanguard
Marketing Corporation since June 2016. Mr. Rollings
served as Treasurer of each of the investment
companies served by Vanguard from February 2017 to
November 2017. He served as the Executive Vice
President and Chief Financial Officer of MassMutual
Financial Group (2006–2016).

All but two of the trustees are independent. The independent trustees designate a lead independent trustee and appoint the chairman of the board. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the interested trustees.

Board Committees: The Trust‘s board has the following committees:

n Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Ms. Heisen, Mr. Loughrey, Mr. Loughridge, Ms. Raskin, and Mr. Volanakis. The committee held six meetings during the Funds‘ fiscal year ended September 30, 2017.

n Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held two meetings during the Funds‘ fiscal year ended September 30, 2017.

n Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held four meetings during the Funds‘ fiscal year ended September 30, 2017.

n Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held four meetings during the Funds‘ fiscal year ended September 30, 2017.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

n The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

n The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

n Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustees. Mr. McNabb and Mr. Buckley serve as trustees, but are not paid in this capacity. They are, however, paid in their roles as officers of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD MALVERN FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	From All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	From the Funds[1]	Funds’ Expenses[1]	January 1, 2018[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Mortimer J. Buckley[4]	—	—	—	—
Emerson U. Fullwood	$3,520	—	—	$244,000
Rajiv L. Gupta[5]	3,787	—	—	262,500
Amy Gutmann	3,520	—	—	244,000
JoAnn Heffernan Heisen	3,808	$46	$8,073	264,000
F. Joseph Loughrey	3,808	—	—	264,000
Mark Loughridge	4,272	—	—	296,000
Scott C. Malpass	3,520	—	—	237,030
Deanna Mulligan[4]	—	—	—	—
André F. Perold	3,808	—	—	244,000
Sarah Bloom Raskin[4]	—	—	—	—
Peter F. Volanakis	3,808	—	—	264,000
1 The amounts shown in this column are based on the Trust‘s fiscal year ended September 30, 2017. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after
January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 201 Vanguard funds for the 2017 calendar year.
4 Mr. Buckley, Ms. Mulligan, and Ms. Raskin became members of the Funds’ board effective January 1, 2018.
5 Mr. Gupta retired from the Funds’ board effective December 31, 2017.

Ownership of Fund Shares

All current trustees (including Mr. Buckley, Ms. Mulligan, and Ms. Raskin, who began service as trustees effective January 1, 2018) allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2017.

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Capital Value Fund	Mortimer J. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	$10,001–$50,000	Over $100,000

U.S. Value Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Short-Term Inflation-Protected Securities
Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Institutional Short-Term Bond Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Institutional Intermediate-Term Bond Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Core Bond Fund	Mortimer J. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

Emerging Markets Bond Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of December 31, 2017, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of December 31, 2017, the following owned of record 5% or more of the outstanding shares of each class (other than ETF Shares):

Vanguard Capital Value Fund—Investor Shares: Diversified Equity Fund 623559, Valley Forge, PA (8.63%); Vanguard U.S. Value Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (6.00%); Vanguard Short-Term Inflation-Protected Securities Index Fund—Investor Shares: Vanguard Target Retirement Income Fund, Valley Forge, PA (45.16%), Vanguard Target Retirement 2015 Fund, Valley Forge, PA (31.33%), Vanguard Target Retirement 2020 Fund, Valley Forge, PA (21.84%); Vanguard Short-Term Inflation-Protected Securities Index Fund—Admiral Shares: Vanguard Target Retirement Income Fund, Valley Forge, PA (16.63%), Vanguard Target Retirement 2015 Fund, Valley Forge, PA (16.46%), Vanguard Target Retirement 2020 Fund, Valley Forge, PA (14.81%), Charles Schwab & Co., Inc., San Francisco, CA (10.48%), National Financial Services LLC, Jersey City, NJ (9.05%); Vanguard Short-Term Inflation-Protected Securities Index Fund—Institutional Shares: Vanguard Target Retirement Income Fund, Valley Forge, PA (21.52%), Vanguard Target Retirement 2020 Fund, Valley Forge, PA (17.41%), Vanguard Target Retirement 2015 Fund, Valley Forge, PA (17.26%); Vanguard Institutional Short-Term Bond Fund—Institutional Plus Shares: Vanguard Fiduciary Trust Company, Contract #MDA01107, Valley Forge, PA (16.35%), Vanguard Fiduciary Trust Company, Contract #MGT9615A, Valley Forge, PA (11.72%), Vanguard Fiduciary Trust Company, Contract #SSB102023, Valley Forge, PA (10.69%), Vanguard Fiduciary Trust Company, Contract #PRU62313, Valley Forge, PA (7.95%), Vanguard Fiduciary Trust Company, Contract #14768, Valley Forge, PA (7.64%), Vanguard Fiduciary Trust Company, Contract #1642894, Valley Forge, PA (7.60%), Vanguard Fiduciary Trust Company, Contract #NWLRST, Valley Forge, PA (6.60%); Vanguard Institutional Intermediate-Term Bond Fund—Institutional Plus Shares: Vanguard Fiduciary Trust Company, Contract #PRU62313, Valley Forge, PA (14.69%), Vanguard Fiduciary Trust Company, Contract #SSB102023, Valley Forge, PA (12.71%), Vanguard Fiduciary Trust Company, Contract #MDA01107, Valley Forge, PA (10.34%), Vanguard Fiduciary Trust Company, Contract #MGT9615A, Valley Forge, PA (9.69%), Vanguard Fiduciary Trust Company, Contract #14768, Valley Forge, PA (7.57%), Vanguard Fiduciary Trust Company, Contract #1642894, Valley Forge, PA (6.74%), Vanguard Fiduciary Trust Company, Contract #NWLRST, Valley Forge, PA (5.46%); Vanguard Core Bond Fund—Investor Shares: National Financial Services LLC, Jersey City, NJ (6.95%), Charles Schwab & Co., Inc., San Francisco, CA (10.33%); Vanguard Core Bond Fund—Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (27.74%); Vanguard Emerging Markets Bond Fund—Investor Shares: Goliath Inc., Wilmington, DE (90.78%), Vanguard Emerging Markets Bond Fund—Admiral Shares: George Finn, Locust Valley, NY (5.48%).

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of December 31, 2017, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:

Vanguard Short-Term Inflation-Protected Securities Index Fund—ETF Shares: Charles Schwab & Co., Inc. (17.51%), JP Morgan Chase Bank NA (11.53%), National Financial Services LLC (9.12%), The Bank of New York Mellon (6.74%), TD Ameritrade Clearing, Inc. (6.71%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each actively managed Vanguard fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the aggregate percentage of the fund’s total assets (and, for balanced funds, the aggregate percentage of the fund’s equity securities) that these holdings represent as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Each Vanguard fund relying on exemptive relief from the Securities and Exchange Commission (SEC) permitting the operation of actively-managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management Page. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund generally will seek to make available their complete portfolio holdings upon request 30 calendar days after the end of the month. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Trade Informatics LLC; Triune Color Corporation; and Tursack Printing Inc. In addition, Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund will disclose complete portfolio holdings to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: American General Life Insurance Company; Bank of Tokyo Mitsubishi UFJ, Ltd.; JPMorgan Chase Bank, N.A.; Prudential Insurance Company of America; Transamerica Premier Life Insurance Company; United of Omaha Life Insurance Company; and Nationwide Life Insurance Company.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings, Including Other Investment Positions, in Accordance with SEC Exemptive Orders

Vanguard’s Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds). Each Vanguard fund relying on exemptive relief from the SEC permitting the operation of actively-managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page. The disclosure of PCFs and portfolio holdings, including other investment positions, will be in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the SEC, as described in this section.

Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

In addition to making PCFs available to the NSCC, as previously described, Vanguard’s Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at vanguard.com to all categories of persons, if (1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard’s Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund, if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard’s Fund Financial Services unit may, at its sole discretion, determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Fund Financial Services unit.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust currently uses two investment advisors:

n Wellington Management Company LLP (Wellington Management) provides investment advisory services to Vanguard Capital Value Fund.

n Vanguard provides investment advisory services to Vanguard U.S. Value Fund, Vanguard Short-Term Inflation-Protected Securities Index Fund, Vanguard Institutional Short-Term Bond Fund, Vanguard Institutional Intermediate-Term Bond Fund, Vanguard Core Bond Fund, and Vanguard Emerging Markets Bond Fund.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to the unaffiliated investment advisory firm is described in the following sections. In addition, the firm has established policies and procedures designed to address the potential for conflicts of interest. The firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended September 30, 2017.

A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the investment program for its portion of the fund’s assets. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Department and the officers and trustees of the fund. Vanguard’s Portfolio Review Department is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and recommendations to hire, terminate, or replace an advisor.

I. Vanguard Capital Value Fund

Wellington Management Company LLP (Wellington Management), is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. As of September 30, 2017, the firm is owned by 158 partners, all fully active in the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Dow Jones U.S. Total Stock Market Float Adjusted Index over the preceding 36-month period.

For the fiscal years ended September 30, 2015, 2016, and 2017, the Fund incurred investment advisory fees of approximately $2,996,000 (before a performance-based increase of $910,000), $2,203,000 (before a performance-based decrease of $1,956,000), and $2,091,000 (before a performance-based decrease of $1,764,000), respectively.

1. Other Accounts Managed

David W. Palmer manages Vanguard Capital Value Fund; as of September 30, 2017, the Fund held assets of $903 million. As of September 30, 2017, Mr. Palmer also managed 7 other registered investment companies with total assets of $2.5 billion, 3 other pooled investment vehicles with total assets of $157 million, and 1 other account with total assets of $797 million (advisory fees based on account performance for 1 of these accounts with total assets of $11.4 million).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus, who are primarily responsible for the day-to-day management of the Fund (Portfolio Managers), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Palmer also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the pooled investment vehicles and/or other accounts previously identified.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management in the Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Fund. The following information relates to the fiscal year ended September 30, 2017.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the named Portfolio Manager, who is primarily responsible for the day-to-day management of the Fund, includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the net pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Dow Jones U.S. Total Stock Market Float Adjusted Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Palmer is a Partner.

4. Ownership of Securities

As of September 30, 2017, Mr. Palmer owned shares of Vanguard Capital Value Fund within the $500,001–$1,000,000 range.

II. Vanguard U.S. Value Fund, Vanguard Short-Term Inflation-Protected Securities Index Fund, Vanguard Institutional Short-Term Bond Fund, Vanguard Institutional Intermediate-Term Bond Fund, Vanguard Core Bond Fund, and Vanguard Emerging Markets Bond Fund

Vanguard, through its Quantitative Equity Group, provides investment advisory services on an at-cost basis to Vanguard U.S. Value Fund. Vanguard, through its Fixed Income Group, provides investment advisory services on an at-cost basis to Vanguard Short-Term Inflation-Protected Securities Index Fund, Vanguard Institutional Short-Term Bond Fund, Vanguard Institutional Intermediate-Term Bond Fund, Vanguard Core Bond Fund, and Vanguard Emerging Markets Bond Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services.

During the fiscal years ended September 30, 2015, 2016, and 2017, the Funds incurred the following approximate advisory expenses:

Vanguard Fund	2015	2016	2017
U.S. Value Fund	$614,000	$722,000	$1,034,000
Short-Term Inflation-Protected Securities Index Fund	283,000	391,000	633,000
Institutional Short-Term Bond Fund[2]	40,000	275,000	272,000
Institutional Intermediate-Term Bond Fund[2]	31,000	231,000	408,000
Core Bond Fund[3]	—	31,000	95,000
Emerging Markets Bond Fund[1,3]	—	—	—
1 During the fiscal years ended September 30, 2016 and 2017, Vanguard Emerging Markets Bond Fund did not incur any expenses for investment advisory services.
2 The inception date for Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund was June 19, 2015.
3 The inception date for Vanguard Core Bond Fund and Vanguard Emerging Markets Bond Fund was March 10, 2016.

1. Other Accounts Managed

James P. Stetler and Binbin Guo co-manage Vanguard U.S. Value Fund; as of September 30, 2017, the Fund held assets of $1.7 billion. As of September 30, 2017, Mr. Stetler and Mr. Guo also co-managed 11 other registered investment companies with total assets of $129 billion (none of which had advisory fees based on account performance). As of September 30, 2017, Mr. Guo also managed 1 other pooled investment vehicle with total assets of $227 million (advisory fee not based on account performance).

Joshua C. Barrickman manages Vanguard Short-Term Inflation-Protected Securities Index Fund; as of September 30, 2017, the Fund held assets of $21.8 billion. As of September 30, 2017, Mr. Barrickman also managed 11 other registered investment companies with total assets of $615.5 billion (none of which had advisory fees based on account performance).

Gemma Wright-Casparius co-manages Vanguard Institutional Intermediate-Term Bond Fund and Vanguard Core Bond Fund; as of September 30, 2017, the Funds collectively held assets of $15 billion. As of September 30, 2017, Ms. Wright-Casparius also managed 4 other registered investment companies with total assets of $45 billion (advisory fees not based on account performance).

Gregory S. Nassour co-manages Vanguard Institutional Short-Term Bond Fund, Vanguard Institutional Intermediate-Term Bond Fund, and Vanguard Core Bond Fund; as of September 30, 2017, the Funds collectively held assets of $22.2 billion. As of September 30, 2017, Mr. Nassour also managed 3 other registered investment companies with total assets of $93.8 billion, co-managed 2 other registered investment companies with total assets of $116 billion, and co-managed 1 other pooled investment vehicle with total assets of $7.2 billion (none of which had advisory fees based on account performance).

Brian W. Quigley co-manages Vanguard Institutional Short-Term Bond Fund, Vanguard Institutional Intermediate-Term Bond Fund, and Vanguard Core Bond Fund; as of September 30, 2017, the Funds collectively held assets of $22.2 billion.

As of September 30, 2017, Mr. Quigley managed 1 other registered investment company with total assets of $5.4 billion (advisory fee not based on account performance).

Daniel Shaykevich manages Vanguard Emerging Markets Bond Fund; as of September 30, 2017, the Fund held assets of $12.1 million.

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of September 30, 2017, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position’s compensation occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund’s portfolio. For Vanguard U.S. Value Fund, the performance factor depends on how closely the portfolio manager tracks these expectations and maintains the risk parameters of the Fund over a three-year period. For Vanguard Short-Term Inflation-Protected Securities Index Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. For Vanguard Institutional Short-Term Bond Fund, Vanguard Institutional Intermediate-Term Bond Fund, Vanguard Core Bond Fund, and Vanguard Emerging Markets Bond Fund, the performance factor depends on how successfully the portfolio managers outperform these expectations and maintain the risk parameters of a Fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds or collective investment trusts that may invest in Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizable portion of their personal assets in Vanguard funds. As of September 30, 2017, Vanguard employees collectively invested more than $6 billion in Vanguard funds or collective investment trusts that may invest in Vanguard funds.

As of September 30, 2017, the named portfolio managers did not own any shares of the Funds they managed.

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreement with Wellington Management is renewable for successive one-year periods, only if (1) the renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the contract or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) the renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor, or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides at-cost investment advisory services to Vanguard U.S. Value Fund, Vanguard Short-Term Inflation-Protected Securities Index Fund, Vanguard Institutional Short-Term Bond Fund, Vanguard Institutional Intermediate-Term Bond Fund, Vanguard Core Bond Fund, and Vanguard Emerging Markets Bond Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

Securities Lending

The following table describes the securities lending activities of each Fund during the fiscal year ended September 30, 2017:

Vanguard Fund	Securities Lending Activities
U.S. Value Fund
Gross income from securities lending activities	$752,333
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$1,183
Administrative fees not included in revenue split	$12,561
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$13,851
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$27,595
Net income from securities lending activities	$724,738
Capital Value Fund
Gross income from securities lending activities	$523,403
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$448
Administrative fees not included in revenue split	$9,274
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$6,245
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$15,967
Net income from securities lending activities	$507,436

Vanguard Fund	Securities Lending Activities
Short-Term Inflation-Protected Securities Index Fund
Gross income from securities lending activities	—
Fees paid to securities lending agent from a revenue split	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	—
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	—
Net income from securities lending activities	—
Institutional Short-Term Bond Fund
Gross income from securities lending activities	—
Fees paid to securities lending agent from a revenue split	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	—
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	—
Net income from securities lending activities	—
Institutional Intermediate-Term Bond Fund
Gross income from securities lending activities	—
Fees paid to securities lending agent from a revenue split	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	—
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	—
Net income from securities lending activities	—
Emerging Markets Bond Fund
Gross income from securities lending activities	—
Fees paid to securities lending agent from a revenue split	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	—
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	—
Net income from securities lending activities	—

Vanguard Fund	Securities Lending Activities
Core Bond Fund
Gross income from securities lending activities	—
Fees paid to securities lending agent from a revenue split	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	—
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	—
Net income from securities lending activities	—

The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The types of securities in which Vanguard Short-Term Inflation-Protected Securities Index Fund, Vanguard Institutional Short-Term Bond Fund, and Vanguard Institutional Intermediate-Term Bond Fund invest are generally purchased and sold through principal transactions, meaning that the Fund normally purchases bonds directly from the issuer, or a primary market-maker acting as principal for the bonds, on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing futures positions.

As previously explained, the types of securities that Vanguard Short-Term Inflation-Protected Securities Index Fund, Vanguard Institutional Short-Term Bond Fund, and Vanguard Institutional Intermediate-Term Bond Fund purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering (1) historical commission rates; (2) rates that other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended September 30, 2015, 2016, and 2017, the Funds paid the following approximate amounts in brokerage commissions:

Vanguard Fund	2015	2016	2017
Capital Value Fund[1]	$1,424,000	$3,476,000	$579,000
U.S. Value Fund[2]	100,000	75,000	172,000
Short-Term Inflation-Protected Securities Index Fund	50,000	49,000	63,000
Institutional Short-Term Bond Fund[3]	—	263,000	293,000
Institutional Intermediate-Term Bond Fund[3,4]	—	302,000	547,000
Core Bond Fund[4,5]	—	23,000	57,000
Emerging Markets Bond Fund[5]	—	Less than 1,000	Less than 1,000
1 The Fund changed investment advisors during 2016, replacing a higher-turnover advisor with a lower-turnover advisor. This change resulted in lower brokerage commissions for the fiscal year ended September 30, 2017.
2 Portfolio turnover and cash flow into the Fund, which impact the frequency of the Fund’s portfolio transactions, were factors during the Fund’s recent fiscal year ended
September 30, 2017, and resulted in higher brokerage commissions.
3 The inception date for Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund was June 19, 2015.
4 The increase in brokerage commissions for the fiscal year ended September 30, 2017, was due to an increase in the volume of futures trades.
5 The inception date for Vanguard Core Bond Fund and Vanguard Emerging Markets Bond Fund was March 10, 2016.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of investments in regulated industries, certain derivatives markets, certain international markets, and certain issuers that limit ownership by a single shareholder or group of related shareholders, or to exercise rights on behalf of a Fund, may be restricted or impaired because of limitations on the aggregate level of investment unless regulatory or corporate consents or ownership waivers are obtained. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise restrict or limit the exercise of shareholder rights by the Fund, including voting rights. If a Fund is required to limit its investment in a particular issuer, the Fund may seek to obtain economic exposure to that issuer through alternative means, such as through a derivative, which may be more costly than owning securities of the issuer directly.

As of September 30, 2017, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Capital Value Fund	Citigroup Global Markets Inc.	$35,192,000

U.S. Value Fund	J.P. Morgan Securities Inc.	51,655,000
	Morgan Stanley	17,158,000

Short-Term Inflation-Protected Securities Index Fund	—	—

Institutional Short-Term Bond Fund	Barclays Capital Inc.	6,660,000
	Citigroup Global Markets Inc.	15,450,000
	Goldman, Sachs & Co.	132,652,000
	J.P. Morgan Securities Inc.	137,926,000
	Morgan Stanley	108,815,000
	TD Securities	38,212,000
	Wells Fargo Securities, LLC	71,027,000

Institutional Intermediate-Term Bond Fund	BNP Paribas Securities Corp.	9,003,000
	Citigroup Global Markets Inc.	29,334,000
	Goldman, Sachs & Co.	140,445,000
	J.P. Morgan Securities Inc.	275,582,000
	Morgan Stanley	147,112,000
	RBC Capital Markets	—
	Wells Fargo Securities, LLC	154,218,000

Core Bond Fund	Barclays Capital Inc.	—
	Citigroup Global Markets Inc.	5,667,000
	Goldman, Sachs & Co.	8,049,000
	J.P. Morgan Securities Inc.	11,508,000
	Mizuho Securities USA Inc.	—
	Morgan Stanley	8,746,000
	RBC Capital Markets	150,000
	Wells Fargo Securities, LLC	5,289,000

Emerging Markets Bond Fund	—

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated responsibility for monitoring proxy voting activities to the Investment Stewardship Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I. The Board of Directors

A. Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive equity grants, substantial non-audit fees, lack of board independence).
Actions of committee(s) on which nominee serves demonstrate serious failures of governance (e.g., unilaterally acting to significantly reduce shareholder rights, failure to respond to previous vote results for directors and shareholder proposals).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

D. Proxy access

We believe that long-term investors may benefit from having proxy access, or the opportunity to place director nominees on a company’s proxy ballot. In our view, this improves shareholders’ ability to participate in director elections while potentially enhancing boards’ accountability and responsiveness to shareholders.

That said, we also believe that proxy access provisions should be appropriately limited to avoid abuse by investors who lack a meaningful long-term interest in the company. As such, we generally believe that a shareholder or group of shareholders representing 3% of a company’s outstanding shares held for at least three years should be able to nominate directors for up to 20% of the seats on the board.

We will review proposals regarding proxy access case by case. The funds will be most likely to support access provisions with the terms described above, but they may support different thresholds based on a company’s other governance provisions, as well as other relevant factors.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. Compensation Issues

A. Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through equity awards to be	Annual equity grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of equity grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Advisory votes on executive compensation (Say on Pay)

In addition to proposals on specific equity or bonus plans, the funds are required to cast advisory votes approving many companies’ overall executive compensation plans (so-called Say on Pay votes). In evaluating these proposals, we consider a number of factors, including the amount of compensation that is at risk, the amount of equity-based compensation that is linked to the company’s performance, and the level of compensation as compared to industry peers. The funds will generally support pay programs that demonstrate effective linkage between pay and performance over time and that provide compensation opportunities that are competitive relative to industry peers. On the other hand, pay programs in which significant compensation is guaranteed or insufficiently linked to performance will be less likely to earn our support.

E. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits payable upon a change of control AND an executive’s termination (so-called “double trigger” plans) are generally acceptable to the extent that benefits paid do not exceed three times salary and bonus. Arrangements in which the benefits exceed three times salary and bonus should be justified and submitted for shareholder approval. We do not generally support guaranteed severance absent a change in control or arrangements that do not require the termination of the executive (so-called “single trigger” plans).

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Board with limited independence.
directors at least every three years (so-called TIDE provisions).
Ownership trigger is reasonable (15-20%).	Ownership trigger is less than 15%.
Highly independent, non-classified board.	Classified board.
Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

B. Increase in authorized shares

The funds are supportive of companies seeking to increase authorized share amounts that do not potentially expose shareholders to excessive dilution. We will generally approve increases of up to 50% of the current share authorization, but will also consider a company’s specific circumstances and market practices.

C. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

D. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

E. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

F. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

G. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

We vote case by case on all environmental and social proposals. We evaluate these resolutions in the context of our view that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector- and company-specific risks, including those related to environmental and social matters. We evaluate each proposal on its merits and support those where we believe there is a logically demonstrable linkage between the specific proposal and long-term shareholder value. Some of the factors considered when evaluating these proposals include the materiality of the issue, the quality of the current disclosure and business practices, and any progress by the company toward the adoption of best practices and/or industry norms.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote) or to refrain from voting excess shares if mirror voting is not practicable. For example, rules administered by the Board of Governors of the Federal Reserve System (the FRB) generally require that a person seeking to own more than 10% of a bank regulated by the FRB seek prior approval. Vanguard has obtained regulatory approval that allows Vanguard funds to own up to 15% of a class of a bank’s outstanding voting shares without seeking prior regulatory approval, provided the funds’ shares in excess of 10% are mirror voted or not voted at all.

These ownership limits may be applied at the individual fund level, across all Vanguard-advised funds, or across all Vanguard funds, regardless of whether they are advised by Vanguard.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. Investment Stewardship

The Board has delegated the day-to-day operation of the funds’ proxy voting process to the Investment Stewardship team (Investment Stewardship), which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when Investment Stewardship will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

Investment Stewardship performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. Investment Stewardship also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Investment Stewardship Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with Investment Stewardship to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. A summary of the procedures and guidelines is available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE ETF SHARE CLASS

Vanguard Short-Term Inflation-Protected Securities Index Fund (the ETF Fund) offers and issues an exchange-traded class of shares called ETF Shares. The ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For the Fund, the number of ETF Shares in a Creation Unit is 25,000.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Fund’s Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

The ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). The ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund’s portfolio holdings (Redemption Securities). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. The ETF Fund reserves the right to issue Creation Units for cash, rather than in kind.

Exchange Listing and Trading

The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange will institute procedures to delist a Fund’s ETF Shares if the Fund’s ETF Shares do not continously comply with the exchange’s listing rules. The exchange will also delist the Fund’s ETF Shares upon termination of the ETF Share class.

The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for the ETF Fund as calculated by an information provider. The ETF Fund is not involved with or responsible for the calculation or dissemination of the IOPVs, and it makes no warranty as to the accuracy of the IOPVs. An IOPV for the Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The securities values included in an IOPV are based on the real-time market prices of the Deposit Securities for the Fund’s ETF Shares. The IOPV is designed as an estimate of the ETF Fund’s NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.

Book Entry Only System

ETF Shares issued by the Fund are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.

The ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The ETF Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Fund shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Fund makes other arrangements with respect thereto satisfactory to the exchange.

Purchase and Issuance of ETF Shares in Creation Units

The ETF Fund issues and sells ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt of an order in proper form on any business day. The ETF Fund does not issue fractional Creation Units.

A business day is any day on which the Exchange is open for business. As of the date of this Statement of Additional Information, the Exchange observes the following U.S. holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit from the ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.

The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of the fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the ETF Fund to the purchaser in cash (except as offset by the transaction fee).

Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day’s fund deposit for the ETF Fund (subject to possible amendment or correction). The ETF Fund reserves the right to accept a nonconforming fund deposit.

The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments, corporate actions, and interest payments on underlying bonds or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.

In addition, the ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the ETF Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the ETF Fund, and the ETF Fund’s determination shall be final and binding.

Procedures for Purchasing Creation Units. To initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading of the Exchange (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

Neither the Trust, the ETF Fund, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or email systems were not operating properly).

If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).

Placement of Purchase Orders. An Authorized Participant must deliver the cash and government securities portion of a fund deposit through the Federal Reserve’s Fedwire System and the corporate securities portion of a fund deposit through the DTC. If a fund deposit is incomplete on the second business day after the trade date (the trade date is the date on which the trade actually takes place, or “T”; two business days after the trade date is known as “T+2”) because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order.

The ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Rejection of Purchase Orders. The ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, the ETF Fund will reject a purchase order if:

n The order is not in proper form.

n The Deposit Securities delivered are not the same (in name or amount) as the published basket.

n Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund. n Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.

n Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders.

n Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, the Federal Reserve, or any other participant in the purchase process; and similar extraordinary events.

If a purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.

Transaction Fee on Purchases of Creation Units. The ETF Fund imposes a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. When the ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion but will not be more than the Fund’s good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. The maximum transaction fee on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.

Redemptions of ETF Shares in Creation Units. To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a

Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.

Unless cash redemptions are available or specified for the ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund rather than receive such amount from the Fund.

Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day’s redemption basket (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If the ETF Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

The ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

Neither the Trust, the ETF Fund, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or email systems were not operating properly).

Transaction Fee on Redemptions of Creation Units. The ETF Fund imposes a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. For Creation Unit redemptions, unlike purchases, the ETF Fund does not impose an additional charge on investors who receive cash in lieu of one or more Redemption Securities. The maximum transaction fee on redemptions of Creation Units shall be 2% of the value of the Creation Units.

Placement of Redemption Orders. To initiate a redemption order for a Creation Unit, an Authorized Participant must submit such order in proper form to the Distributor before Closing Time in order to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

If on the settlement date (typically T+2) an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, the ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to the ETF Fund (1) for any period during which the Exchange or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the Exchange or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Precautionary Notes

A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.

A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended September 30, 2017, appearing in the Funds‘ 2017 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

DESCRIPTION OF BOND RATINGS

Moody’s Rating Symbols

The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Investors Service, Inc. (Moody’s):

Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.

Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.

A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.

Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.

Ba—Judged to be speculative obligations, they are subject to substantial credit risk.

B—Considered to be speculative obligations, they are subject to high credit risk.

Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.

Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.

Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.

The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.

Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations. Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations. Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations. Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.

The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s:

Moody’s ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).

MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.

MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.

MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.

SG—Indicates speculative credit quality with questionable margins of protection.

Standard and Poor’s Rating Symbols

The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by Standard and Poor’s:

AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.

AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.

BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by Standard and Poor’s:

A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.

A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.

A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.

B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.

C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by Standard and Poor’s:

SP-1—This designation indicates a strong capacity to pay principal and interest. SP-2—This designation indicates a satisfactory capacity to pay principal and interest. SP-3—This designation indicates a speculative capacity to pay principal and interest.

SAI 078 012018

PART C

VANGUARD MALVERN FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 66 dated June 16, 2015, is hereby incorporated by reference.
(b)	By-Laws, Amended and Restated By-Laws, are filed herewith.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the
Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a)
above.
(d)	Investment Advisory Contracts, for Wellington Management Company LLP, filed with Post-
Effective Amendment No. 54 dated January 28, 2013. The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Fifth Amended and Restated
Funds’ Service Agreement, refer to Exhibit (h) below.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for Brown Brothers Harriman & Co., for JP Morgan Chase Bank, for
The Bank of New York Mellon, and for State Street Bank and Trust Company, are filed herewith.
(h)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, is filed herewith.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, for VFTC Short-Term Bond Trust and VFTC Intermediate-Term
Bond Trust for fiscal years ended September 30, 2013 and September 30, 2014, filed with Post-
Effective Amendment No. 65 dated April 2, 2015, are hereby incorporated by reference.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.
(p)	Codes of Ethics, for The Vanguard Group, Inc., and for Wellington Management Company LLP,
are filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

The Registrant does not control and is not under common control with any person.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

Wellington Management Company LLP, is an investment adviser registered under the Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a) Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of investment companies with over 200 funds.

(b) The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
F. William McNabb III	Director and Chairman	Chairman
Mortimer J. Buckley	Director and Senior Vice President	Chief Executive Officer and President
Martha G. King	Director and Senior Vice President	None
Chris D. McIsaac	Director and Senior Vice President	None
Anne E. Robinson	Director and Senior Vice President	Secretary
Karin Risi	Director and Managing Director	None
Thomas Rampulla	Director and Senior Vice President	None
Michael Rollings	Director	Finance Director
Aisling Murphy	Chief Compliance Officer	None
John T. Marcante	Chief Information Officer	None
Matthew Benchener	Principal	None
John Bendl	Principal	None
Saundra K. Cusumano	Principal	None
James M. Delaplane Jr.	Principal	None
Kathleen A. Graham-Kelly	Principal	None
Phillip Korenman	Principal	None
Mike Lucci	Principal	None
Alba E. Martinez	Principal	None
Brian McCarthy	Principal	None
Frank Satterthwaite	Principal	None
David Petty	Principal	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None
Amy M. Laursen	Financial and Operations Principal	None
Danielle Corey	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None
Michael L. Kimmel	Assistant Secretary	None
Beth Morales Singh	Assistant Secretary	None
Caroline Cosby	Secretary	None
Ellen Rinaldi	Chief Information Security Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodians, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548, JP Morgan Chase Bank, 383 Madison Avenue, New York, NY 10179, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, and The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 and the Registrant’s investment advisors at their respective locations identified in Part B of this Registration Statement.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 25th day of January, 2018.

VANGUARD MALVERN FUNDS

BY:___________/s/ Mortimer J. Buckley*____

Mortimer J. Buckley

Chief Executive Officer, President, and
Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ F. William McNabb III*	Chairman	January 25, 2018
F. William McNabb III
/s/ Mortimer J. Buckley*	Chief Executive Officer and	January 25, 2018
President
Mortimer J. Buckley
/s/ Emerson U. Fullwood*	Trustee	January 25, 2018
Emerson U. Fullwood
/s/ Amy Gutmann*	Trustee	January 25, 2018
Amy Gutmann
/s/ JoAnn Heffernan Heisen*	Trustee	January 25, 2018
JoAnn Heffernan Heisen
/s/ F. Joseph Loughrey*	Trustee	January 25, 2018
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	January 25, 2018
Mark Loughridge
/s/ Scott C. Malpass*	Trustee	January 25, 2018
Scott C. Malpass
/s/ Deanna Mulligan*	Trustee	January 25, 2018
Deanna Mulligan
/s/ André F. Perold*	Trustee	January 25, 2018
André F. Perold
Sarah Bloom Raskin*	Trustee	January 25, 2018
Sarah Bloom Raskin

/s/ Peter F. Volanakis*	Trustee	January 25, 2018
Peter F. Volanakis

Signature	Title	Date

/s/ Thomas J. Higgins*	Chief Financial Officer	January 25, 2018
Thomas J. Higgins

*By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018, see File Number 33-32216, Incorporated by Reference.

INDEX TO EXHIBITS
By-laws, Amended and Restated	EX-99.B
Custodian Agreement, JPMorgan Chase Bank.	EX-99.G
Custodian Agreement, Brown Brothers Harriman & Co.,	EX-99.G
Custodian Agreement, The Bank of New York Mellon.	EX-99.G
Custodian Agreement, State Street Bank and Trust Company	EX-99.G
Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement	Ex-99.H
Other Opinions, Consent of Independent Registered Public Accounting Firm.	EX-99.J
Rule 18f-3 Plan	Ex-99. N
Codes of Ethics, Wellington Management Company LLP	EX-99.P
Codes of Ethics, The Vanguard Group, Inc.,	EX-99.P